Exhibit 99.1
1 Third Quarter Analyst Handout August 2007 Note: Data in this handout generally represents Huntington (HBAN) only and excludes Sky Financial (SKYF) data unless otherwise noted

3 Contents 2007 Second quarter financial highlights Credit quality review Loan portfolio highlights The new Huntington Sky Financial integration 2007 Outlook Appendix

5 2007 Second Quarter Financial Highlights

7 2Q07 Earnings Summary After-tax EPS Net income $80.5 MM $0.34 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Provision expense related to three commercial credits $ (24.8) MM $ (0.07) Sky Financial merger-related integration costs (7.6) (0.02) Net market-related losses (3) (3.5) (0.01) (1) Pre-tax (2) After tax (3) Investment securities impairment (5.1) MSR mark-to-market net of hedge-related trading activity (4.8) Gain on debt extinguishment 4.1 Equity investment gains 2.3

9 2007 Second Quarter Overview Financial Performance vs. 1Q07 $0.34 EPS 3.26% net interest margin, down 10 basis points 12% annualized growth in average total commercial loans 4% annualized decline in average total consumer loans 35% annualized decline in average automobile leases 13% annualized decline in average residential mortgages 19% annualized growth in average automobile loans 5% annualized growth in average home equity loans 5% annualized growth in average total core deposits Strong fee income growth 12% growth in service charges on deposit accounts 13% growth in other service charges 7% growth in brokerage and insurance income 3% growth in trust services income 0.52% net charge-off ratio, up 24 basis points 1.15% ALLL ratio, up 7 basis points 26% increase in NPAs 0.97% period end NPA ratio, up 18 basis points Issued $250 million of enhanced trust preferred securities 6.82% period-end tangible common equity ratio, down from 7.06%

11 Quarterly Performance Highlights 2Q07 1Q07 4Q06 3Q06 2Q06 EPS $0.34 $0.40 $0.37 $0.65 $0.46 ROA 0.92% 1.11% 0.98% 1.75% 1.25% ROE 10.6% 12.9% 11.3% 21.0% 14.9% Return on tangible equity (1) 13.6% 16.5% 14.5% 27.1% 19.3% ICG (2) 2.3% 4.4% 3.7% 12.9% 6.8% Net interest margin 3.26% 3.36% 3.28% 3.22% 3.34% Efficiency ratio 57.8% 59.2% 63.3% 57.8% 58.1% Loan & lease growth (3) 4% (1)% --% 2% 20% Core deposit growth (4) 5% 2% (1)% 1% 23% Net charge-offs annualized 0.52% 0.28% 0.35% 0.32% 0.21% NPA ratio (5) 0.97% 0.79% 0.74% 0.65% 0.65% ALLL/loans & leases (5) 1.15% 1.08% 1.04% 1.06% 1.09% ACL/loans & leases (5) 1.30% 1.23% 1.19% 1.21% 1.24% Tang. equity/assets (5) 6.82% 7.06% 6.87% 7.13% 6.46% Tang. com. equity/risk weighted assets (5) 7.60% 7.70% 7.65% 7.97% 7.29% (1) = Net Income less expense for amortization of intangibles divided by average tangible shareholder equity (shareholder equity - intangible assets) (2) = ROE x (1-(dividend declared per share/earnings per share)) (3) Average linked quarter growth rate annualized; impacted by loan sales (4) Average linked quarter growth rate annualized (5) Period end e = estimate

6.25% - 6.50% TCE Ratio Target 13 LLR/NPL ratio 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Tang. Common Equity / Risk-Weighted Assets 0.0771 0.0729 0.071 0.0723 0.0724 0.0731 0.076 0.0764 0.0783 0.0786 0.0784 0.0805 0.0819 0.0791 0.078 0.0729 0.0797 0.0765 0.077 0.076 Tang. Common Equity / Assets (TCE Ratio) 0.0816 0.0764 0.0722 0.07 0.0706 0.0677 0.0679 0.0697 0.0695 0.0711 0.0718 0.0742 0.0736 0.0739 0.0719 0.0697 0.0646 0.0713 0.0687 0.0706 0.0682 Capital Trends (1) (1) End of period e = estimate

15 Sky - 2007 Second Quarter Overview Financial Performance vs. 1Q07 3.70% net interest margin, up 6 basis points... net interest income of $146 million 11% annualized growth in average total commercial loans to $8.6 B 6% annualized decline in average total consumer loans to $4.4 B 11% annualized decline in average residential mortgages 1% annualized decline in average home equity loans 4% annualized decline in average total core deposits to $12.3 B Fee income underlying run rate of approximately $69 MM 10% growth in service charges on deposit accounts 10% growth in other service charges 11% increase in non-contingent brokerage and insurance income Expenses underlying run rate of approximately $123 MM Credit quality 0.33% net charge-off ratio, down 3 basis points; $11 MM of net charge-offs 2% increase in NPAs to $174 MM 1.31% period end NPA ratio, down 1 basis point

17 Credit Quality Overview

19 Credit Quality Trends Overview SKYF HBAN 2Q07 2Q07 1Q07 4Q06 3Q06 2Q06 NPA ratio 1.31% 0.97% 0.79% 0.74% 0.65% 0.65% Net charge-off ratio 0.34 0.52 0.28 0.35 0.32 0.21 90+ days past due 0.28 0.25 0.27 0.23 0.24 0.19 Consumer n/a 0.39 0.44 0.40 0.41 0.30 Middle-market C&I n/a 0.03 0.01 -- 0.01 -- Middle-market CRE n/a 0.22 0.23 0.04 0.06 0.12 Small bus. C&I & CRE n/a 0.06 0.03 0.06 0.04 0.03 ALLL ratio 1.42 1.15 1.08 1.04 1.06 1.09 NPL coverage ratio 125 145 180 189 217 213 NPA coverage ratio 109 118 137 141 164 168

21 Second Quarter Activity HBAN Non-performing assets Change from 3/31/07 $54.5 MM 3 commercial credit relationships 43.5 Other 11.0 Net charge-offs Total $34.5 MM 0.52% 2 commercial credit relationships 12.2 0.18 Other 22.3 0.34 Loan loss provision expense Change from 1Q07 $30.7 MM 3 commercial credit relationships 24.8 Other 5.9

23 Non-guaranteed commercial Non-guaranteed residential real estate Guaranteed by U.S. Govt (SBA & GNMA) 2Q03 113.019 20.703 3Q03 119.021 18.056 4Q03 70.29 17.096 1Q04 69.988 21.706 2Q04 51.323 23.373 3Q04 50.176 30.3 4Q04 79.146 29.422 1Q05 38.637 30.402 4.264 2Q05 58.883 32.643 5.892 3Q05 58.699 36.289 6.812 4Q05 67.284 42.547 7.324 1Q06 75.994 60.635 18.256 2Q06 80.961 59.397 30.71 3Q06 69.982 67.554 33.676 4Q06 80.232 79.53 33.858 1Q07 89.967 87.963 28.748 2Q07 139.979 96.329 24.877 % Lns + OREO 1Q02 2Q02 3Q02 0.012 4Q02 0.0074 1Q03 0.0074 2Q03 0.007 3Q03 0.0065 4Q03 0.0041 1Q04 0.0043 2Q04 0.0034 3Q04 0.0036 4Q04 0.0046 1Q05 0.003 2Q05 0.004 3Q05 0.0042 4Q05 0.0048 1Q06 0.0059 2Q06 0.0065 3Q06 0.0065 4Q06 0.0074 1Q07 0.0079 2Q07 0.0097 Non-performing Assets Trends ($MM) $206.7 $90.0 44% $88.0 42% $30.7 18% $59.4 35% $81.0 47% $171.1 $33.7 20% $67.6 39% $70.0 41% $171.2 46% $33.9 18% $193.6 $79.5 41% $80.2 41% $28.7 14% $261.2 $140.0 54% $96.3 37% $24.9 / 9% HBAN

25 Non-performing Assets by Sector ($MM) 6/30/07 6/30/06 $ # $ # Commercial NPL Size >$5 $ 37.1 4 $ 7.7 1 $2-<$5 28.6 11 20.9 7 <$2 89.1 69.4 Total NPL $154.8 $98.0 OREO 3.7 2.1 Residential RE and Home Equity NPL 56.7 33.7 OREO 45.9 37.3 Total NPAs $261.2 $171.1 Energy 0.001 Agriculture 0.003 Wholesale trade 0.007 Transportation 0.01 Construction 0.029 Retail trade 0.042 Consumer 0.064 Manufacturing 0.097 Services 0.12 Residential RE 0.153 OREO 0.19 F.I.R.E. 0.284 $261.2 MM @ 6/30/07 HBAN

27 Net Charge-off Ratios (1) SKYF HBAN 2Q07 2Q07 1Q07 4Q06 3Q06 2Q06 Middle-market C&I 0.32% 0.23% --% (0.12)% 0.12% (0.04)% Middle-market CRE 0.09 1.29 0.04 0.41 0.06 0.14 Small business C&I & CRE n/a 0.58 0.34 0.75 0.74 0.43 Total commercial 0.20 0.64 0.08 0.22 0.23 0.12 Auto loans 0.93 0.28 0.52 0.46 0.34 0.23 Auto leases n/a 0.70 0.52 0.62 0.47 0.34 Home equity 0.66 0.43 0.49 0.47 0.53 0.38 Residential RE 0.24 0.16 0.17 0.19 0.07 0.06 Other direct 1.04 2.39 2.56 2.63 2.54 1.89 Total consumer 0.65 0.41 0.46 0.46 0.40 0.30 Total 0.34% 0.52% 0.28% 0.35% 0.32% 0.21% (1) Annualized

29 Net Charge-offs SKYF HBAN ($MM) 2Q07 2Q07 1Q07 4Q06 3Q06 2Q06 Middle-market C&I $3.5 $3.6 $ -- $(1.8) $1.7 $(0.5) Middle-market CRE 1.0 13.3 0.4 4.1 0.6 1.4 Small business C&I & CRE n/a 3.6 2.1 4.5 4.5 2.5 Total commercial 4.5 20.5 2.5 6.8 6.8 3.4 Auto loans 0.9 1.6 2.9 2.4 1.8 1.2 Auto leases n/a 2.7 2.2 2.9 2.3 1.8 Home equity 3.6 5.4 6.0 5.8 6.7 4.8 Residential RE 0.6 1.7 1.9 2.2 0.9 0.7 Other direct 0.5 2.5 2.7 2.8 2.7 2.1 Total consumer 5.6 14.0 15.6 16.2 14.4 10.5 Total $10.1 $34.5 $18.1 $23.0 $ 21.2 $ 14.0

31 90+ Days Delinquencies Total (C&I + Com'l RE + Consumer) Middle-market C&I Middle-market CRE Small business C&I & CRE 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 0.0009 0.001 0.0007 0.0009 3Q05 0.0005 0.001 0 0.0003 4Q05 0.0003 0.0007 0 0.0002 1Q06 0.0001 0.0002 0 0 2Q06 0.0004 0 0.0012 0.0003 3Q06 0.0003 4Q06 0.0003 1Q07 0.0008 2Q07 0.001 (1) Delinquent but accruing as a % of related outstandings at EOP Consumer Commercial 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 0.0032 3Q05 0.0033 4Q05 0.0038 1Q06 0.0036 2Q06 0.003 3Q06 0.0041 4Q06 0.004 1Q07 0.0044 2Q07 0.0039 HBAN

33 Allowance for Loan & Lease Losses (ALLL) Amount Percent 1Q02 2Q02 3Q02 371.033 0.0208 4Q02 336.648 0.0181 1Q03 303.636 0.0161 2Q03 307.667 0.0161 3Q03 336.398 0.0159 4Q03 299.7 0.0142 1Q04 295.377 0.0139 2Q04 286.935 0.0132 3Q04 282.65 0.0125 4Q04 271.211 0.0115 1Q05 264.39 0.0109 2Q05 254.784 0.0104 3Q05 253.943 0.0104 4Q05 268 0.011 1Q06 283.839 0.0109 2Q06 287.517 0.0109 3Q06 280.153 0.0106 4Q06 272.068 0.0104 1Q07 282.976 0.0108 2Q07 307.519 0.0115 ($MM) ALLL Reserve Components 2Q07 1Q07 4Q06 3Q06 2Q06 Transaction 0.94% 0.89% 0.86% 0.86% 0.89% Economic 0.21 0.19 0.18 0.20 0.20 Total 1.15% 1.08% 1.04% 1.06% 1.09% HBAN

35 ($MM) 2Q07 1Q07 4Q06 3Q06 2Q06 Allowance for loan and lease losses (ALLL) $307.5 $283.0 $272.1 $280.2 $287.5 Allowance for unfunded loan commitments and LOCs (AULC) 41.6 40.5 40.2 39.3 38.9 Total allowance for credit losses (ACL) $349.2 $323.5 $312.2 $319.5 $326.4 ALLL as % of total loans and leases 1.15% 1.08% 1.04% 1.06% 1.09% total NPLs 145 180 189 217 213 total NPAs 118 137 141 164 168 ACL as % of total loans and leases 1.30% 1.23% 1.19% 1.21% 1.24% total NPLs 165 206 217 247 241 total NPAs 134 157 161 187 191 non-guaranteed commercial NPAs 249 360 389 456 403 (1) End of period Allowances for Credit Losses (ACL) (1) HBAN

37 Loan Portfolio Highlights

39 Credit Composition - 6/30/07 HBAN ($B) Amt Pct Middle-market C&I $ 6.2 23 % Middle-market CRE 4.3 16 Small business C&I/CRE 2.5 9 Total commercial 13.1 49 Auto loans 2.4 9 Auto direct fin. leases 1.5 6 Home equity 5.0 19 Residential real estate 4.4 16 Other consumer 0.4 2 Total consumer 13.8 51 Total loans & leases $ 26.8 100 % Total auto exposure $3.9 15 % SKYF ($B) Amt Pct Middle-market C&I $ 4.4 34 % Middle-market CRE 4.7 35 Small business C&I/CRE n/a -- Total commercial 9.1 69 Auto loans 0.4 3 Auto direct fin. leases n/a -- Home equity 2.3 17 Residential real estate 1.1 8 Other consumer 0.3 3 Total consumer 4.2 31 Total loans & leases $ 13.2 100 % Total auto exposure $0.4 3%

41 Total Commercial Loans - 6/30/07 HBAN - $13.1 B By Industry Sector Public Admin & other 0.0068 Agriculture 0.011 Energy 0.018 Trans./Comm. 0.034 Wholesale Trade 0.047 Construction 0.057 Retail Trade 0.114 Manufacturing 0.121 Services 0.227 Finance, Ins. & RE 0.366

43 < $5 MM 24275 $5+ MM 499 $5 MM - < $10 MM 323 $10 MM - < $25 MM 172 $25 MM - < $50 MM 23 Total 518 < $5 MM 0.5747 $5 MM - < $10 MM 0.1715 $10 MM - <$25 MM 0.1993 $25 MM - < $50 MM 0.0545 $50 MM + 0 Total Commercial Loans - 6/30/07 # of Loans By Size 518 2% Loans By $ Size 57% HBAN - $13.1 Billion 17% 19% 24,774 98% 6%

45 < $5 MM 24275 $5+ MM 499 $5 MM - < $10 MM 181 $10 MM - < $25 MM 102 $25 MM - < $50 MM 13 Total 296 < $5 MM 0.652 $5 MM - < $10 MM 0.135 $10 MM - <$25 MM 0.168 $25 MM - < $50 MM 0.045 $50 MM + 0 Total Commercial Loans - 6/30/07 # of Loans By Size 296 2% Loans By $ Size 65% SKYF - $9.1 Billion 14% 17% 17,457 98% 5%

47 Middle-market C & I Lending Current portfolio (1) - HBAN - $6.2 Billion SKYF $4.4 Billion Highly competitive, but growth opportunities exist in the marketplace Growth has occurred in all regions as a result of new credit activity Generally similar strategies and portfolio composition with SKYF Huntington differentiates itself by: Seeking measured growth - we will not sacrifice credit quality and profitability for rapid short-term growth Understanding the markets in which we operate Identifying high potential relationships, and then leveraging our value proposition (1) 2Q07 average balances; Middle-market C&I, excludes small business

49 Outstandings (2) ($MM) 2Q07 1Q07 4Q06 3Q06 2Q06 Loans to suppliers $176 $184 $180 $209 $207 Dealer floorplan 638 661 631 568 623 Dealer non-floorplan 254 229 250 246 233 Total $1,068 $1,074 $1,061 $1,023 $1,064 NPLs Amount $15.0 $5.1 $2.1 $4.7 $14.7 Percent 1.41% 0.48% 0.20% 0.46% 1.38 % Net charge-offs Amount $1.7 $0.1 $ -- $0.4 $0.1 Percent (3) 0.16% 0.05% -- % 0.14% 0.02% (1) Period end with no obvious auto industry concentration identified in the SKYF portfolio (2) Companies with >25% of their revenue from the auto industry (3) Annualized C&I Loans to Auto Industry (1) HBAN

51 East Michigan Commercial Loans Current portfolio (1) - HBAN $1.2 billion Market conditions continue to impact all credit extensions Home builder outstandings $133 MM Vertical construction 14 Land under development 28 Land held for development $175 MM Total outstandings No SKYF impact in this region (1) 6/30/07

Franklin Credit (FCMC) Relationship FCMC's business Acquires and services "scratch and dent" mortgage loan pools, including Alt-A first and second mortgages Through wholly-owned subsidiary Tribeca, originates sub-prime mortgages Assets are put into pools, each of which is separately funded Relationship Exposure is less than 5% of total loans and leases A relationship for over 15 years and one to which we remain committed Exposure is in the form of commercial loans and warehouse lines of credit secured by the underlying 30,000 individual mortgage loans Loans have 3 year term designed to match the average life of the collateral FCMC is seeking to augment their bank funding with alternative financing vehicles Strong credit quality performance Never experienced a delinquency... an NPL... or a loss Risk mitigation Mortgages assigned directly to Huntington in the event of default by FCMC Lockbox utilized for all payments... allows close monitoring and control of all cash flows Cross-collateralization of the commercial loans Excess cash flow generated for FCMC given they purchase pools at a discount High relative spread/margin for FCMC given non-conforming nature of the loans 53

55 Other Raw Land Land Development Health Care Recreational Hotel Condo Construction Multi Family Industrial Office RE Lines of Credit Single Family Retail 0.038 0.003 0.014 0.025 0.028 0.031 0.046 0.093 0.117 0.128 0.141 0.145 0.192 Commercial Real Estate Loans - 6/30/07 HBAN $4.9 Billion (1) (1) Includes $0.6 B small business CRE By Property Type Other Raw Land Land Development Health Care Recreational Hotel Condo Construction Multi Family Industrial Office RE Lines of Credit Single Family Retail 0.1684 0.0933 0.0121 0.0303 0.0091 0.0064 0.1506 0.0894 0.114 0.0164 0.1117 0.1682 SKYF $4.7 Billion (2) (2) Classifications subject to change following systems conversion

57 Commercial Real Estate Lending Current portfolio (1) - HBAN $3.0 Billion SKYF $3.9 Billion The current 'pressure point' in credit Residential developers, particularly small to mid-sized entities will be at risk given the current market dynamics Larger concentration in CRE at SKYF, particularly in smaller markets Huntington differentiates itself by: CRE lending groups in the Metro Markets (80% of A&D lending is located in metro markets) Focusing on top tier developers in each market we 'know our customers' via our CRE dedicated teams Underwriting construction projects to secondary market standards Granular portfolio (1) 6/30/07 balances; Middle-market CRE, excludes small business

59 Construction Real Estate Lending Current portfolio (1) - HBAN $1.4 Billion SKYF - $0.8 Billion A Good Business Short-term portfolio - 2-4 year average life More favorable risk-reward than permanent commercial real estate loans Recurring fee income given revolving nature of the portfolio Originated and managed by dedicated, experienced teams Approval through separate, specialized credit officers and dedicated process Conservative Underwriting Standards Secured, recourse, guaranteed debt provides three repayment sources LTV, debt service coverage, property types, and locations all underwritten to secondary market standards to enhance loan repayment Projects concentrated in major metro markets to enhance repayment through secondary loan market Customers within Huntington's footprint Enforced standard pre-leasing requirements for office, retail and industrial property types to reduce market risk exposure Primary customer is 1st and 2nd tier developers (1) 6/30/07 balances; Middle-market, excludes small business

Current portfolio (2) - HBAN $936 Million SKYF $950 Million (3) Vertical construction $645 MM 69% $660 MM 69 % Land under development 144 15 150 16 Land held for development 147 16 140 15 No geographic concentration within footprint markets Credit adjustments have been made across the entire portfolio based on the current condition of each relationship and view of future outlook Market observations General slowdown in the market reflecting declining prices and excess inventory Developers showing signs of deterioration Aggressively reviewing the higher level of monitored credit balances Early spring and summer sales season results did not exhibit positive trends Increased reserves for this segment over 2007 based on proactive risk identification given current industry-wide trends (1) Includes middle-market CRE and small business CRE loans (2) 6/30/07 (3) Subject to change following systems conversions 61 Huntington Single Family Builder Exposure (1)

63 Consumer Loans & Leases - 6/30/07 HBAN ($B) Amt Pct Auto loans $2.4 18 % Auto direct fin. leases 1.5 11 Home equity * 5.0 36 Residential real estate 4.4 32 Other consumer 0.4 3 Total consumer $13.8 100% * Home equity lines $ 3.0 Home equity loans 2.0 SKYF ($B) Amt Pct Auto loans $0.4 10 % Auto direct fin. leases n/a -- Home equity * 2.3 55 Residential real estate 1.1 27 Other consumer 0.3 8 Total consumer $4.2 100% * Home equity lines $ 1.2 Home equity loans 1.1

65 Home Equity Lending Current portfolio (1) - HBAN $5.0 Billion SKYF $2.3 Billion Focused on prime borrowers Since 2004 HBAN increased average FICO at origination from 720 to 740 and percentage of originations below 640 decreased from 10% to 3% Similar high FICO score focus for SKYF Primary origination channel focus is through banking offices and call centers Broker originated channel de-emphasized in early 2005... totally eliminated in 2Q07 All applications centrally underwritten with HBAN underwriting center utilized going forward Cross sold with first mortgage originations Primary product offers up to 89.9% loan to value (LTV) (2) Portfolio LTV of 80% (2) No product offering in excess of 100% LTV (2) Debt/Income (D/I) policy of 45% (2) (1) 6/30/07 balances (2) Generally similar portfolio metrics for SKYF

67 First Mortgage Lending Current portfolio (1) - HBAN $4.4 Billion SKYF $1.1 Billion Focused on prime borrowers No sub-prime lending No option ARM structures No negative amortization loans Focused Alt-A program HBAN - $640 MM outstanding / 13% of residential portfolio / 6% of '07 production SKYF - minimal Limited interest only exposure HBAN - $785 MM outstanding / 18% of residential portfolio / 8% of '07 production SKYF - minimal SKYF historically originated to sell in the secondary market Portfolio management and underwriting consistent with regulatory expectations All applications centrally underwritten Reduced broker origination channel volume beginning early 2005 Significantly reduced interest only volume beginning 2006, with specific credit requirements Implemented more conservative underwriting for Alt-A in late 2005 (1) 6/30/07 balances

First Mortgage Lending Performance HBAN Trend Prime mortgages $3.0 B (1) Declining 30-day delinquencies 2.53% (2) Net charge offs 0.16% (3) Alt-A mortgages $0.6 B (1) Declining 30-day delinquencies 8.41% (2) Net charge offs 0.65% (3) Interest only mortgages $0.8 B (1) Flat 30-day delinquencies 2.96% (2) Net charge offs 0.04% (3) (1) 2Q07 average (2) At 6/30/07 (3) 1H07 annualized percent of average balance 69

71 Residential Lending Origination Trends HBAN ($ in millions) 1H07 2006 2005 2004 2003 First Mortgages Originations (1) $398 $1,075 $1,278 $1,752 $1,464 Alt-A % of originations 6% 16% 20% 22% 8% Avg. FICO (2) 720 732 720 723 710 Avg. LTV (2) 73% 72% 74% 73% 72% Home Equity Lines Originations (1) $716 $1,137 $1,330 $1,741 $1,577 Avg. FICO (2) 749 738 730 721 723 Avg. LTV (2) 76% 76% 80% 81% 80% Home Equity Loans Originations (1) $438 $547 $571 $511 $410 Avg. FICO (2) 742 731 718 710 702 Avg. LTV (2) 67% 66% 65% 65% 68% Originated loans still outstanding for retained portfolio At origination

73 Residential Lending Environment Home equity line run-off as a result of rising rates Movement to fixed rate home equity loans General slowdown in the housing market with home inventory at record levels New home sales specifically impacting the builders Increasing delinquencies across the industry Bankruptcies and foreclosures have shown significant increases, particularly in the Midwest markets, though Huntington's performance is significantly better

75 The New Huntington

77 A Strong Regional Presence Source: SNL Financial, company presentations and filings. FDIC deposit data as of June 30, 2006; excludes the impact of any banking office closings HBAN SKY Pro Forma Deposits - Top 11 MSAs MSA Rank BOs Deposits Share Columbus 1 81 $8,625 28.1% Cleveland 5 78 3,330 5.2 Indianapolis 3 63 2,624 10.6 Detroit 8 42 2,297 2.6 Toledo 1 56 2,258 24.9 Pittsburgh 7 46 1,845 3.0 Youngstown 1 40 1,777 21.5 Cincinnati 5 37 1,546 3.8 E. Liverpool-Salem 1 15 1,261 57.9 Canton-Massillon 1 28 1,238 24.3 Grand Rapids 3 23 1,216 10.3 BOs = Banking offices Cleveland Columbus Indianapolis Toledo

79 Pro Forma Deposit Market Share (1) Pro Forma Sky Financial Huntington ($MM) Rank BOs Deposits Share Rank BOs Deposits Share Rank BOs Deposits Share Ohio 4 228 $16,278 7.8% 7 221 $8,620 4.1% 3 449 $24,898 11.9% Michigan 9 119 5,143 3.4 93 5 125 0.1 9 124 5,268 3.5 Indiana 23 25 798 0.9 9 44 2,016 2.3 5 69 2,815 3.2 Pennsylvania -- -- -- -- 17 66 2,552 1.1 17 66 2,552 1.1 West Virginia 6 31 1,549 6.2 61 3 76 0.3 6 34 1,625 6.6 Kentucky 28 14 444 0.7 -- -- -- -- 28 14 444 0.7 Columbus 1 67 $8,302 27.0% 15 14 $ 323 1.1% 1 81 $8,625 28.1% Cleveland 8 47 2,370 3.7 13 31 960 1.5 5 78 3,330 5.2 Indianapolis 9 19 617 2.5 4 44 2,007 8.0 3 63 2,624 10.6 Detroit 8 42 2,297 2.6 -- -- -- -- 8 42 2,297 2.6 Toledo 4 20 969 10.7 3 36 1,289 14.2 1 56 2,258 24.9 Pittsburgh -- -- -- -- 7 46 1,845 3.0 7 46 1,845 3.0 Youngstown -- -- -- -- 1 40 1,777 21.5 1 40 1,777 21.5 Cincinnati 5 36 1,532 3.8 75 1 14 0.0 5 37 1,546 3.8 E. Liverpool-Salem -- -- -- -- 1 15 1,261 57.9 1 15 1,261 57.9 Canton-Massillon 2 16 783 15.4 6 12 455 8.9 1 28 1,238 24.3 Grand Rapids 3 23 1,216 10.3 -- -- -- -- 3 23 1,216 10.3 Akron 8 13 447 4.2 9 15 427 4.0 6 28 874 8.2 Dayton 6 11 468 4.6 11 4 129 1.3 6 15 597 5.9 (1) June 2006 FDIC data; excludes impact of any banking office closings BOs = Banking offices

81 Pro forma Balance Sheet Highlights (1) 6/30/07 Total loans $ 39.9 B Total earning assets 46.6 Goodwill and other intangible assets 3.3 Total assets 53.9 Core deposits 32.0 Total deposits 37.5 Borrowings 9.0 Shareholders' equity 6.2 (1) Refer to detailed pro forma statements that follow

83 Pro Forma Balance Sheet (1) 6/30/07 (1) Closing adjustments are current estimates which are under review and subject to change

85 Pro Forma Loans (1) 6/30/07 (1) Closing adjustments are current estimates which are under review and subject to change (2) Adjustments includes transfer of impaired loans to loans held for sale, net of FAS 114 reserves

87 Pro Forma Deposits (1) 6/30/07 (1) Closing adjustments are current estimates which are under review and subject to change

89 Sky Financial Integration

Sky Financial Integration Systems conversions targeted for late September On track to meet $115 million of expense saves 30% operations & technology 25% branch consolidation-related 20% line of business 15% support staff 10% other On track to meet $200 million of merger costs $120 million estimated accrued as part of purchase price $8 million expenses incurred 1H07 $50-60 million expenses estimated to be incurred 2H07 On target to achieve 4.5% 2008 earnings accretion Adjusted efficiency ratio forecasted to achieve long term targeted range of 50-52% in 4Q07 91

93 2007 Outlook

95 2007 Outlook as of 7/19/07 (1) Full-year earnings per share (2) $1.68 - $1.72 Assumptions Revenue growth (3) low-/mid-single digit Net interest margin (4) relatively stable Average loan growth mid-single digit Average core deposit growth low-/mid-single digit Non-interest income growth mid-/high-single digit Expense growth (3) (5) low-single digit Merger-related integration costs for 2H07 $50-$60 MM (5) Credit quality (3) Net charge-off ratio (full year) mid-to-upper half of 35-45 bp range NPA ratio (7) continued pressure ALLL ratio (7) trending upward moderately No sizable stock repurchase activity (1) As discussed in 7/19/07 earnings conference call. Inclusion in this handout does not represent an updated reaffirmation. (2) Full year including estimated 2H07 impact from acquisition of Sky Financial Group, excluding merger-related integration costs. (3) 2H07 targeted performance based on assumed pro forma consolidated levels at time of merger close, except for net charge-off assumption which is for the full year. (4) Compared with 2Q07 pro forma level of approximately 3.50%. (5) Excludes merger-related integration costs and impact of annualized targeted cost saves of $115 million, most of which are expected to be realized in 4Q07. (6) Approximately $0.12 per common share based on full-year estimated shares outstanding. (7) Compared with 6/30/07 pro formal levels of 1.11% for the NPA ratio and 1.20% for the ALLL ratio.

97 Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings press release, this presentation, or in the Quarterly Financial Review supplement to the current Earnings Press Release, which can be found on Huntington's website at huntington-ir.com. Significant Items Certain components of the Income Statement are naturally subject to more volatility than others. As a result, analysts/investors may view such items differently in their assessment of performance compared with their expectations and/or any implications resulting from them on their assessment of future performance trends. It is a general practice of analysts/investors to try and determine their perception of what "underlying" or "core" earnings performance is in any given reporting period, as this typically forms the basis for their estimation of performance in future periods. Therefore, Management believes the disclosure of certain "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance so that they can ascertain for themselves what, if any, items they may wish to included/exclude from their analysis of performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. Annualized data Certain returns, yields, performance ratios, or growth rates for a quarter are "annualized" in this presentation to represent an annual time period. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan growth rates are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully taxable equivalent interest income and net interest margin Income from tax-exempt earnings assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.

99 Basis of Presentation Merger-related integration costs In certain analyses costs associated with integrating a merger are excluded so as to better ascertain the underlying run-rate of expenses. Such costs typically impact expenses for only a few quarters during the period of transition: e.g., restructuring charges, asset valuation adjustments, systems conversion costs, customer integration costs, etc. Rounding Please note that columns of data in the following slides may not add due to rounding. Earnings per share equivalent data Significant and/or one-time income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant and/or one-time items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are shown as "nm" or "not meaningful". Such large percent changes typically reflect the impact of one-time items within the measured periods. Since the primary purpose of showing a percent change is for discerning underlying performance trends, such large percent changes are "not meaningful" for this purpose. Use of Huntington and Sky Financial Merger pro forma data This presentation contains pro forma financial measures where noted when management believes it to be helpful in understanding how the merger with Sky Financial Group on July 1, 2007, will impact Huntington's consolidated results of operations or financial position. The data represent actual June 30, 2007 amounts for Huntington and Sky Financial Group, with estimated transaction closing adjustments. Such adjustments are estimates, which are under review and subject to change. Sky Financial loan data This presentation contains selected Sky Financial data for the 2Q07 or at June 30, 2007. The classifications of loans by type represent estimates and amounts are subject to change following conversion of the Sky Financial data to the Huntington systems.

101 Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between Huntington and Sky Financial, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Huntington and Sky Financial may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approval of the bank merger may not be obtained on the proposed terms and schedule; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Huntington's 2006 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.

103 Appendix

105 Appendix Franchise 54 Strategy, organization & history 56 Financial overview 73 2006 Highlights 74 Significant items impacting earnings performance comparisons 78 Income statement 82 Net income & EPS 83 Net interest income & margin 85 Non-interest income 93 Non-interest expense 99 Operating leverage 102 ROA, ROE, ICG 105 Investment securities 106 Loans and leases 109 Loan/lease trends 110 Credit composition 112 Commercial & Industrial 113 Loans and leases (cont'd) Consumer loans 117 Auto loans and leases 118 Non-auto consumer trends 121 Residential mortgages and home equity 122 Other consumer 125 Deposits & other funding 126 Total deposit trends 127 Core deposit trends 130 Other funding 135 Capital 136 Credit quality review 142 Nonperforming assets 143 Charge-offs 144 Lines of business 148 Regional Banking 151 Dealer Sales 182 Private Financial and Capital Markets Group 197

107 Franchise

109 Huntington Bancshares Overview (1) Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $54 billion Employees (2) - 12,249 Franchise: Regional Banking 6 States / 13 Regions - Retail & Commercial Banking 756 Offices / 1,384 ATMs Dealer Sales 6 States + AZ, FL, GA, NV, NC, NJ, NY, SC, TN Private Financial Group 6 States / 6 offices (3) FL / 4 offices (4) Mortgage Banking (5) 6 States + MD, NJ (1) Estimate pro-forma at close on 7/1/07 and before adjustments (2) Full-time equivalent (FTE) (3) Dedicated shared office with Regional Banking (4) Includes 2 full-service offices + 2 trust offices (5) Part of Regional Banking

111 Strategy, Organization and History

113 The Huntington Template Market Positioning Local Bank with National Resources Local execution within corporate standards Local discretion with performance accountability Focus on Ohio, Michigan, West Virginia, western Pennsylvania, Indiana and neighboring markets Focus on middle-market commercial, small business, consumer, high-wealth, and auto dealership clients Value Proposition "Simply the Best" service

115 Our Formula for Growing Earnings Formula: Stable net interest margin + Modest loan growth + Modest deposit growth + Good growth in selected fee income activities + Controlled expense growth + Stable credit quality = Reasonable earnings growth Augmented by: Market consolidation benefits Disciplined capital management "A well-conceived, well-executed plan in a low growth market... is better than an ill-conceived, poorly executed plan in a high growth market"

117 Growth Opportunities Affinity Banking... Buckeye / Blue Jackets banking Huntington for Schools Leverage online banking capabilities New offices in growth markets Improve customer loyalty through improved service experience Micro marketing... 3 mile radius focus Exploit growing business segments... Healthcare in west Michigan Centers of Expertise... Brokerage, insurance, equipment leasing and SBA lending Wealth management

119 M&A Philosophy Huntington is positioned to participate in further Midwest consolidation Considerations Build market share in existing markets Enter new markets with high market shares Enrich our deposit mix... higher relative DDA Similar business model / focus on service excellence Retain local management Similar core values / culture Revenue opportunities... new / leveraging product and service capabilities Leverage technology expertise Adds to shareholder value from the start

121 M&A Discipline The value of synergies must exceed the premium paid to the seller First year GAAP accretion for Huntington Excludes one time merger charges Includes impact of intangible amortization Significant GAAP accretion for second year and beyond Long-term incremental accretion of 10%+ Must have significant long-term benefit Use of realistic cost savings Targets within footprint Ability to leverage existing Huntington infrastructure

123 Organization National Resources BUSINESSES Commercial Retail Private Financial Dealer Sales Mortgage Capital Markets Huntington Investment Co. CORPORATE SUPPORT Legal Finance Operations and Technology Human Resources Risk Management Credit Administration Greater Akron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY Ohio Valley The Local Bank REGIONS Greater Cleveland W. Pennsylvania Central Indiana West Michigan East Michigan West Virginia Pittsburgh

125 Organization Organization

127 Organization Organization

129 Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN/SKYF Tom Hoaglin Chairman and CEO 1Q01 34 6 Marty Adams President and COO 3Q07 30 30 Dick Cheap General Counsel and Secretary 2Q98 9 9 Jerry Batt President-Sky Insurance 1Q02 20 (1) 6 Dan Benhase SEVP-Pvt. Fin'l & Cap.Mkts. 2Q00 26 7 Mary Navarro SEVP-Regional Banking Group Pres. 2Q06 31 5 Nick Stanutz SEVP-Dealer Sales 2Q99 29 21 Jim Dunlap Regional Banking Group President 2Q06 28 28 Mike Prescott Regional Banking Group President 2Q06 20 12 Gary Small Regional Banking Group President 1Q06 22 1+ Melinda Ackerman EVP-Human Resources 1Q05 32 (1) 2 Neeli Bendapudi EVP-Chief Customer Officer 2Q07 13 (1) <1 Michael Cross EVP-Sr. Com'l Credit Approval Officer 4Q06 28 5 Willie Dolloff EVP-Operations/Technology 2Q00 34 33 Don Kimble EVP-CFO 3Q04 20 3 Jim Nelson EVP-Chief Risk Officer 4Q04 21 2 Eric Sutphin EVP-Chief Auditor 3Q04 19 3 Dick Witherow EVP-Chief Credit Officer 4Q06 33 6 (1) Outside of banking

131 West Michigan East Michigan Northwest Ohio Central Indiana Jim Dunlap Southwest Ohio/KY West Virginia Ohio Valley Mike Prescott Greater Cleveland Mahoning Valley Pittsburgh Western Pennsylvania Gary Small Central Ohio Mary Navarro Greater Akron/Canton Regional Banking

133 Experience - Yrs Region Appointed Banking HBAN/SKYF Mary Navarro Jim Kunk Central Ohio 1Q94 26 26 Jim Dunlap West Michigan 3Q01 28 28 Rebecca Smith East Michigan 1Q07 31 1 Sharon Speyer Northwest Ohio 1Q01 19 15 Michael Prescott Southern Ohio / KY 2Q01 20 12 Open West Virginia Rick Hull Greater Akron/Canton 1Q06 25 18 Mike Newbold Central Indiana 4Q06 31 4 Jayson Zatta Ohio Valley 1Q06 20 20 Gary Small 1Q06 22 1+ Frank Hierro Mahoning Valley 1Q06 29 22 Jerry Kelsheimer Greater Cleveland 1Q05 19 11 Vincent Locher Pittsburgh 3Q02 21 5 Stephen Sant Western Pennsylvania 1Q00 38 17 Regional Banking Presidents

135 Brief History 1866 - P. W. Huntington & Company opened - Pelatiah Webster Huntington, President 1878 - Bank moved headquarters to 17 S. High Street 1905 - Incorporated as The Huntington National Bank of Columbus 1923 - Construction of the main branch at 17 S. High Street begun 1966 - Huntington Bancshares Incorporated bank holding company formed as a Maryland corporation... The parent of The Huntington National Bank 1983 - Huntington shares listed on NASDAQ 2001 - Strategic restructuring launched 2004 - Record EPS 2005 - Record EPS 2006 - Acquired Unizan Financial - Record EPS 2007 - Acquired Sky Financial Group

137 Major Milestones 2001 1Q - Hoaglin appointed CEO 2Q - Launched major restructuring initiative 3Q - Announced SunTrust to purchase Florida banking operations - Decreased dividend 20% 2002 1Q - Acquired Haberer Investment Advisor 3Q - Acquired LeaseNet Group Inc. 2003 2Q - Announced formal SEC investigation and restatement of automobile lease accounting - Increased dividend 9.4% 3Q - Restatement for prospective adoption of deferral accounting and other changes 4Q - Restatement for retroactive application of deferral accounting

139 Major Milestones 2004 1Q - Announced merger with Unizan Financial Corp. 2Q - Increased dividend 14.3% - Federal Reserve extends review period for Unizan merger 3Q - Announced negotiations with SEC to resolve formal investigation - Kimble appointed Chief Financial Officer - Sutphin appointed Chief Auditor 4Q - Nelson appointed Chief Risk Officer - Announced expected Federal Reserve Bank of Cleveland (FRBC) and OCC formal supervisory agreements - Announced withdrawal of pending Unizan Financial Corp. merger application with the Federal Reserve and negotiations for a one-year extension of the Unizan merger agreement - Announced extension to Unizan merger agreement

141 Major Milestones 2005 1Q - Announced FRBC and OCC formal written supervisory agreements - Ackerman appointed Human Resources - Kelsheimer appointed President of Northern Ohio region 2Q - Increased dividend 7.5% - Announced resolution of SEC formal investigation 3Q - Received national excellence awards from Greenwich Associates 4Q - Announced termination of OCC formal written supervisory agreement - Re-filed Unizan application 2006 1Q - Announced 16.3% increase in common stock dividend - Completed merger with Unizan Financial Corp. - James Dunlap, Mary Navarro, and Michael Prescott named Regional Banking Group Presidents 2Q - Increased dividend 16.3% - Successfully completed Unizan Financial Corp. conversion on April 24, 2006... converted 110,000 consumer and business accounts - Announced termination of FRB formal written supervisory agreement

143 Major Milestones 2006 4Q - Acquired Unified Fund Services, Inc. - Witherow appointed Chief Credit Officer - Cross appointed Senior Lender - Smith appointed President of Eastern Michigan region - Announced proposed merger of Sky Financial Group 2007 2Q - Increased dividend 6.0% 3Q - Completed merger with Sky Financial Group, Inc.

145 Financial Overview

147 2006 Highlights

149 2006 Earnings Summary After-tax EPS Net income $461.2 MM $1.92 Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) Reduction to federal income tax expense (2) $84.5 MM $ 0.35 Equity investment gains 7.4 0.02 MSR FAS 156 accounting change 5.1 0.01 Gain on sale of MasterCard(r) stock 3.3 0.01 Balance sheet restructuring (77.7) (0.21) Huntington Foundation contribution (10.0) (0.03) Automobile lease residual value losses (5.5) (0.01) Severance and consolidation expenses (4.8) (0.01) Unizan merger costs (3.7) (0.01) Adjustment for equity method investments (3.2) (0.01) Adjustment to defer home equity annual fees (2.3) (0.01) (1) Pre-tax unless otherwise noted (2) After tax

151 Performance Highlights 2006 2005 2004 2003 2002 EPS $1.92 $1.77 $1.71 $1.61 $1.33 ROA 1.31% 1.26% 1.27% 1.29% 1.24% ROE 15.7% 16.0% 16.8% 17.0% 14.5% ICG (1) 7.5% 8.4% 9.4% 9.9% 7.5% Net interest margin 3.29% 3.33% 3.33% 3.49% 3.62% Efficiency ratio 59.4% 60.0% 65.0% 63.9% 65.6% Loan & lease growth (2) 7% 10% 11% 15% (4)% Core deposit growth (3) 10% 6% 4% 1% (14)% Net charge-offs annualized 0.32% 0.33% 0.35% 0.81% 1.13% NPA ratio (4) 0.74% 0.48% 0.46% 0.41% 0.74% ALLL/loans & leases (4) 1.04% 1.10% 1.15% 1.42% 1.62% ACL/loans & leases (4) 1.19% 1.25% 1.29% 1.59% 1.81% Tang. equity/assets (4) 6.87% 7.19% 7.18% 6.79% 7.22% Tang. com. equity/risk weighted assets (4) 7.65% 7.91% 7.86% 7.31% 7.29% (1) = ROE x (1-(dividend declared per share/earnings per share)) (2) Average; impacted by automobile loans sales and 2002 by sale of Florida banking operations (3) Average; impacted in 2002 by sale of Florida banking operations; 2002 does not reflect the 3Q06 reclass of certain consumer CDs to core deposits (4) Period end

153 Operating Leverage - 2006 vs. 2005 ($MM) 2006 2005 Better or (Worse) Reported / GAAP Total revenue - FTE $1,596.3 $1,608.1 $(11.8) (1)% Non-interest expense 1,001.0 969.8 (31.2) (3) Operating leverage (4)% Efficiency ratio (1) 59.4% 60.0% Adjusted (2) Total revenue - FTE $1,636.0 $1,512.3 $123.7 8% Non-interest expense 937.7 873.9 (63.8) (7) Operating leverage 1% Efficiency ratio (1) 57.3% 57.8% (1) Non-interest expense less amortization of intangibles divided by adjusted total FTE revenue (2) Revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability. See Operating Leverage & Efficiency Trend slide in the Appendix for a complete reconciliation between GAAP and adjusted revenue and expenses

155 Significant Items Impacting Earnings Performance Comparisons

157 Significant Items Impacting Financial Performance Comparisons 2006 - 2007 Quarterly

159 2006 - 2007 Year-to-Date Significant Items Impacting Financial Performance Comparisons

161 2005 & 2006 Full Year Significant Items Impacting Financial Performance Comparisons

163 Income Statement

165 (2) $87.7 Amount 3Q02 88.015 4Q02 69.263 1Q03 91.73 2Q03 96.49 3Q03 90.912 13.3 4Q03 93.261 1Q04 104.173 2Q04 110.127 3Q04 93.506 4Q04 91.139 1Q05 96.519 2Q05 106.425 3Q05 108.574 4Q05 100.6 1Q06 104.456 2Q06 111.604 3Q06 110.3 47.1 4Q06 87.7 1Q07 95.7 2Q07 80.5 Net Income and EPS Trends Net Income Amount 3Q02 0.36 4Q02 0.29 1Q03 0.39 2Q03 0.42 3Q03 0.39 0.06 4Q03 0.4 1Q04 0.45 2Q04 0.47 3Q04 0.4 4Q04 0.39 1Q05 0.41 2Q05 0.45 3Q05 0.47 4Q05 0.44 1Q06 0.45 2Q06 0.46 3Q06 0.46 0.19 4Q06 0.37 1Q07 0.4 2Q07 0.34 Earnings Per Share ($MM) (28)% YOY (26)% YOY (1) Includes $47.1 million after tax ($0.19 per share) net positive impact due to reduction of federal income tax expense, partially offset by investment securities impairment (2) Includes $23.8 million after tax ($0.09 per share) net negative impact due to completing the balance sheet restructuring begun after the end of 3Q06, a contribution to the Huntington Foundation, and other significant items. (1) $157.4 $0.65 (1) (2) $0.37 $95.7 $0.40

167 Quarterly Earnings

169 Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 ($MM) (1) Fully taxable equivalent basis Net Interest Margin (FTE) 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 (3)% YOY 2Q vs. 1Q NIM Change Non-accrual loans (3) bp Day count (2) Loan fees (2) Other funding mix changes (3) Total change (10) bp

171 Commercial Loan Spread Trends (1) 6/04 7/04 8/04 9/04 10/04 11/04 12/04 1/05 2/05 3/05 4/05 5/05 6/05 7/05 8/05 9/05 10/05 11/05 12/05 1/06 2/06 3/06 4/06 5/06 6/06 7/06 8/06 9/06 10/06 11/06 12/06 1/07 2/07 3/07 4/07 5/07 6/07 C&I 0.0218 0.0218 0.0234 0.0247 0.0237 0.0232 0.0234 0.0238 0.0225 0.0223 0.0222 0.022 0.0215 0.0204 0.0212 0.0212 0.0211 0.0209 0.021 0.0222 0.0225 0.0224 0.0213 0.0209 0.0201 0.0203 0.0203 0.0213 0.0211 0.0216 0.021 0.021 0.0201 0.0206 0.021 0.0212 0.0199 . Commercial Real Estate 0.0251 0.0231 0.0233 0.0236 0.0255 0.0248 0.0238 0.0225 0.0232 0.0229 0.0231 0.0228 0.0227 0.0223 0.0225 0.0219 0.0209 0.0203 0.0205 0.0206 0.0199 0.0189 0.0175 0.0187 0.0191 0.022 0.0211 0.0212 0.019 0.0181 0.0174 0.0185 0.0206 0.0202 0.0195 0.0181 0.0184 Indirect 0.0337 0.0328 0.0332 0.0351 0.0349 0.0338 0.0312 0.0296 0.0288 0.0283 0.0281 0.0286 0.0294 0.0287 0.027 0.0273 0.028 0.0287 0.0282 0.0288 0.0294 0.0294 0.0284 0.0279 0.0275 0.0278 Home Equity 0.0287 0.028 0.0275 0.0271 0.0277 0.0277 0.0273 0.0272 0.0268 0.027 0.0269 0.0268 0.0268 0.026 0.0262 0.026 0.0265 0.026 0.0254 0.0245 0.0245 0.0219 0.0216 0.0197 0.0209 0.0199 Res R/E 0.0167 0.0164 0.0162 0.0134 0.0136 0.0141 0.0147 0.0148 0.0147 0.0151 0.0156 0.0155 0.0149 0.0147 0.015 0.0144 0.0135 0.0124 0.0121 0.0115 0.0113 0.0109 0.0079 0.0072 0.0067 0.0086 New Volume - Last 24 Months (1) 3 month rolling average

173 Consumer Loan Spread Trends (1) 6/04 7/04 8/04 9/04 10/04 11/04 12/04 1/05 2/05 3/05 4/05 5/05 6/05 7/05 8/05 9/05 10/05 11/05 12/05 1/06 2/06 3/06 4/06 5/06 6/06 7/06 8/06 9/06 10/06 11/06 12/06 1/07 2/07 3/07 4/07 5/07 6/07 Indirect Auto 0.0337 0.0328 0.0332 0.0351 0.0349 0.0338 0.0312 0.0296 0.0288 0.0283 0.0281 0.0286 0.0294 0.0287 0.027 0.0273 0.028 0.0287 0.0282 0.0288 0.0294 0.0294 0.0284 0.0279 0.0275 0.0278 0.0289 0.0308 0.0329 0.0338 0.0338 0.0331 0.0331 0.0334 0.0334 0.0325 0.0311 Home Equity 0.0287 0.028 0.0275 0.0271 0.0277 0.0277 0.0273 0.0272 0.0268 0.027 0.0269 0.0268 0.0268 0.026 0.0262 0.026 0.0265 0.026 0.0254 0.0245 0.0245 0.0219 0.0216 0.0197 0.0209 0.0198 0.0214 0.0232 0.025 0.0254 0.0251 0.0249 0.0241 0.0233 0.0226 0.0226 0.0192 Res R/E 0.0167 0.0164 0.0162 0.0134 0.0136 0.0141 0.0147 0.0148 0.0147 0.0151 0.0156 0.0155 0.0149 0.0147 0.015 0.0144 0.0135 0.0124 0.0121 0.0115 0.0113 0.0109 0.0079 0.0072 0.0067 0.0085 0.0083 0.0083 0.0086 0.0085 0.0086 0.0086 0.0088 0.0091 0.0094 0.0095 0.0086 New Volume - Last 24 Months (1) 3 month rolling average

175 6/04 7/04 8/04 9/04 10/04 11/04 12/04 1/05 2/05 3/05 4/05 5/05 6/05 7/05 8/05 9/05 10/05 11/05 12/05 1/06 2/06 3/06 4/06 5/06 6/06 7/06 8/06 9/06 10/06 11/06 12/06 1/07 2/07 3/07 4/07 5/07 6/07 Commercial 0.022 0.0213 0.0207 0.0197 0.02 0.02 0.0206 0.0218 0.0223 0.0243 0.0259 0.0283 0.0272 0.0267 0.0248 0.0267 0.0276 0.0282 0.0299 0.0285 0.028 0.0275 0.0281 0.0306 0.0301 0.0311 0.0286 0.0275 0.027 0.0287 0.0302 0.029 0.0283 0.027 0.0293 0.0294 0.0309 Consumer 0.0225 0.0229 0.0241 0.0216 0.0218 0.0221 0.023 0.0245 0.0269 0.0276 0.028 0.0276 0.0266 0.0268 0.0272 0.0294 0.0289 0.0298 0.0313 0.0306 0.0303 0.0305 0.031 0.0307 0.0307 0.0321 0.0327 0.0329 0.034 0.0341 0.0325 0.0298 0.0301 0.0303 0.0313 0.0294 0.0302 Deposit Spread Trends (1) New Volume - Last 24 Months (1) 3 month rolling average

177 Managing Interest Rate Risk Net Interest Income at Risk = Interest Rate Risk + Business Risk Interest Rate Risk The exposure of income (short-term interest rate risk) and economic values (long-term interest rate risk) to changes in market interest rates Business Risk Examples: Loan volumes fall below expectations Deposit pricing competition that shrinks margins These examples cause net interest income volatility and should not be confused as hedgable interest rate risk

179 Managing Interest Rate Risk Philosophy Strong and relatively stable net interest margin Maintain long-term perspective... avoid speculating on the short- term movement in interest rates Policy metrics to manage interest rate risk include: Net interest income at risk simulation model - S-T interest rate risk Economic Value of Equity at risk (EVE) - L-T interest rate risk Operate within established guidelines Net interest income at risk over 12-month horizon limited to (4)% EVE risk limited to (12)% L-T bias to be modestly liability sensitive Natural business flows typically asset sensitive Current positioning to be relatively insensitive to declining interest rates

181 Net Interest Income at Risk Forward Curve +2%, -2%, & -1% Gradual Change in Rates Managing Interest Rate Risk (1) 2% Rate Rise 2% Rate Fall 1% Rate Fall 2Q01 -0.021 3Q01 -0.017 4Q01 -0.012 1Q02 -0.016 2Q02 -0.013 3Q02 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.001 2Q03 -0.008 -0.001 3Q03 -0.01 -0.003 4Q03 -0.005 -0.003 1Q04 -0.003 -0.005 2Q04 -0.001 -0.003 3Q04 0.005 -0.005 4Q04 0.002 -0.005 1Q05 0.01 -0.018 -0.008 2Q05 0.007 -0.024 -0.008 3Q05 0.007 -0.017 -0.006 4Q05 0.003 -0.013 -0.005 1Q06 0.003 -0.015 -0.005 2Q06 -0.008 0.021 0.02 3Q06 -0.009 0.003 0.001 4Q06 -0.004 0 0 1Q07 0.004 -0.001 0.002 2Q07 0.002 -0.002 0.001 All leases treated on direct financing lease basis

183 Managing Interest Rate Risk Modeled Exposure Net Interest Income at Risk (S-T measure) (1) bp change (200) bp (100) bp +100 bp +200 bp 6/30/07 (0.2)% 0.1% 0.2% 0.2% 3/31/07 (0.1) 0.2 0.4 0.4 12/31/06 0.0 0.0 (0.2) (0.4) 9/30/06 0.3 0.1 (0.3) (0.9) 6/30/06 2.1 2.0 (0.5) (0.8) Economic Value of Equity at Risk (L-T measure) (2) bp change (200) bp (100) bp +100 bp +200 bp 6/30/07 1.4% 2.4% (5.9)% (12.1)% 3/31/07 (0.3) 1.1 (4.5) (10.5) 12/31/06 0.5 1.4 (4.7) (11.3) 9/30/06 0.9 1.5 (4.4) (9.9) 6/30/06 2.9 3.1 (5.4) (11.1) (1) Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. Estimated impact on the value of assets and liabilities assuming an immediate and parallel shift in the current yield curve.

185 Non-interest Income

187 Non-interest Income Trends NII xcld Op. Lse Inc. 3Q02 138.438 4Q02 122.596 1Q03 134.731 2Q03 148.377 3Q03 155.144 4Q03 141.203 1Q04 138.821 2Q04 139.749 3Q04 126.063 4Q04 128.534 1Q05 122.282 2Q05 119.279 3Q05 132.918 4Q05 124.788 1Q06 142.486 2Q06 150.876 3Q06 89.33 4Q06 135.2 1Q07 142.289 1Q07 154.6 NII xcld. Auto Oper. Lease. Inc. Auto Operating Lease Income ($MM) Oper. Lease Inc. 3Q02 160.164 4Q02 149.259 1Q03 138.193 2Q03 128.574 3Q03 117.624 4Q03 105.3 1Q04 88.818 2Q04 78.379 3Q04 63.828 4Q04 54.406 1Q05 45.768 2Q05 36.891 3Q05 27.822 4Q05 22.534 1Q06 17.048 2Q06 12.143 3Q06 8.58 4Q06 5.344 1Q07 2.888 2Q07 1.611 ($MM) +2% YOY (87)% YOY (1) (1) Includes $57.5 million pre-tax negative impact due to investment securities impairment

189 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 43.935 41.747 39.418 41.516 44.8 42.083 41.2 47.225 48.718 48.548 44.8 50 Deposit Service Charges ($MM) 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Debit Card 8.473 8.461 9.533 9.376 9.994 9.7 11.207 ATM & Other 3.015 3.048 3.539 3.614 3.789 3.5 3.716 Other Service Charges (1) ($MM) (1) Includes check card and ATM fees +6% YOY +18% YOY +5% YOY $14.9 $13.1 Deposit and Other Service Charges $13.0 $13.8 $13.2

191 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 17.064 17.315 18.196 19.113 19.7 20.425 21.3 22.676 22.49 23.5 25.9 26.8 Trust Services ($MM) 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 13.2 12.879 13.026 13.544 13.9 13.101 15.2 14.345 14.697 14.6 16.1 17.2 Brokerage/Insurance ($MM) +18% YOY +20% YOY Trust and Brokerage / Insurance Income

193 ($MM) 2Q07 1Q07 4Q06 3Q06 2Q06 Origination & secondary marketing $6.8 $ 4.9 $ 4.1 $ 3.1 $ 7.1 Servicing fees 7.0 6.8 6.7 6.1 6.0 Amortz. capitalized servicing (4.4) (3.6) (3.8) (4.5) (3.3) Other mtg. banking income 2.8 3.2 1.8 3.9 2.3 Sub-total 12.1 11.4 8.7 8.6 12.1 MSR recovery 16.0 (1.1) (1.9) (10.7) 8.3 Net trading gains (losses) (1) (21.0) (1.0) (0.6) 10.7 (6.7) Total $ 7.1 $ 9.4 $ 6.2 $ 8.5 $ 13.6 Investor servicing portfolio (2) $ 8.7 B $ 8.5 B $ 8.3 B $ 8.0 B $ 7.7 B Weighted average coupon 5.90% 5.88% 5.85% 5.83% 5.76% Originations $ 0.9 B $ 0.6 B $ 0.7 B $ 0.7 B $ 0.8 B Mortgage servicing rights $155.4 MM $134.8 MM $131.1 MM $129.3 MM $136.2 MM MSR % of investor servicing portfolio 1.79% 1.59% 1.59% 1.62% 1.76% (1) Related to MSR hedging and included in other non-interest income (2) End of period Mortgage Banking Income

195 Auto Loan Sales 2007 1Q07 2Q07 (1) Amount $141 MM $118 MM Gain on sale $1.1 MM $0.9 MM Total auto exposure (2) 14.8% 14.6% 2006 1Q06 2Q06 3Q06 4Q06 Amount $170 MM $218 MM $185 MM $137 MM Gain on sale $0.4 MM $0.5 MM $0.9 MM $1.3 MM Total auto exposure (2) 16.5% 15.8% 15.4% 15.0% (1) Flow sale program expired 6/07 (2) End of period; Auto loans and leases + operating lease assets + securitized auto loans / total loans and leases + operating lease assets + securitized auto loans

197 Non-interest Expense

199 Non-interest Expense Trends NIE xcld Op Lse Exp 3Q02 193.753 4Q02 208.562 1Q03 203.891 2Q03 194.094 3Q03 207.048 4Q03 231.856 1Q04 214.988 2Q04 219.865 3Q04 219.03 4Q04 233.28 1Q05 221.128 2Q05 220.254 3Q05 211.415 4Q05 213.172 1Q06 225.744 2Q06 243.701 3Q06 236.442 4Q06 263.821 1Q07 240.041 12Q07 243.803 NIE xcld. Auto Op. Lse. Exp. Auto Operating Lease Expense ($MM) Oper. Lease Exp. 3Q02 125.743 4Q02 120.747 1Q03 111.588 2Q03 102.939 3Q03 93.134 4Q03 85.6 1Q04 70.666 2Q04 62.288 3Q04 54.393 4Q04 47.734 1Q05 37.149 2Q05 27.882 3Q05 21.637 4Q05 17.183 1Q06 12.671 2Q06 8.658 3Q06 5.988 4Q06 3.969 1Q07 2.031 2Q07 0.852 ($MM) <1% YOY (90)% YOY

201 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Efficiency Ratio - Reported 0.663 0.625 0.6 0.671 0.651 0.623 0.663 0.664 0.637 0.618 0.574 0.57 0.583 0.581 0.578 0.633 0.592 0.578 Efficiency Ratio - Adjusted 0.579 0.555 0.513 0.58 0.597 0.565 0.595 0.575 0.607 0.586 0.559 0.561 0.569 0.567 0.567 0.589 0.59 0.569 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability. See Operating Leverage & Efficiency Trend slide in the Appendix for a complete reconciliation between GAAP and adjusted revenue and expenses. (1)

203 Operating Leverage - 6 Mo. 2007 ($MM) 1H07 1H06 Better or (Worse) Reported / GAAP Total revenue - FTE $818.5 $836.2 $(17.8) (2)% Non-interest expense 486.7 490.8 4.0 1 Operating leverage (1)% Efficiency ratio (1) 58.5% 58.2% Adjusted (2) Total revenue - FTE $820.6 $812.6 $8.0 1% Non-interest expense 475.2 461.7 13.5 (3) Operating leverage (2)% Efficiency ratio (1) 57.9% 56.8% (1) Non-interest expense less amortization of intangibles divided by adjusted total FTE revenue (2) Revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability. See Operating Leverage & Efficiency Trend slide in the Appendix for a complete reconciliation between GAAP and adjusted revenue and expenses

205 2006 - 2007 Quarterly & YTD Operating Leverage & Efficiency Ratio Trends

207 2005 - 2006 Annual Operating Leverage & Efficiency Ratio Trends

209 ROE, ROA & ICG Trends Return on Avg. Common Equity Internal Capital Generation Rate (1) Return on Tangible Equity 2Q02 3Q02 0.158 0.088 4Q02 0.127 0.057 1Q03 0.172 0.101 2Q03 0.18 0.111 3Q03 0.185 0.102 4Q03 0.166 0.093 1Q04 0.184 0.112 2Q04 0.191 0.12 3Q04 0.154 0.077 4Q04 0.146 0.071 1Q05 0.155 0.079 2Q05 0.163 0.085 3Q05 0.165 0.09 4Q05 0.155 0.079 1Q06 0.155 0.069 0.18 2Q06 0.149 0.068 0.193 3Q06 0.21 0.129 0.271 4Q06 0.113 0.037 0.145 1Q07 0.129 0.044 0.165 2Q07 0.106 0.023 0.136 (1) ICG = ROE x (1-(dividend declared per share/earnings per share)) (2) Includes net positive impact due to reduction of federal income tax expense, partially offset by investment securities impairment Return on Avg. Assets 2Q02 3Q02 0.0135 4Q02 0.0102 1Q03 0.0136 2Q03 0.0138 3Q03 0.0138 4Q03 0.0122 1Q04 0.0136 2Q04 0.0141 3Q04 0.0118 4Q04 0.0113 1Q05 0.012 2Q05 0.0131 3Q05 0.0132 4Q05 0.0122 1Q06 0.0126 2Q06 0.0125 3Q06 0.0175 4Q06 0.0098 1Q07 0.0111 2Q07 0.0092 (2) (2)

211 Investment Securities

213 Investment Securities Investment Securities 4Q05 4290 0.0496 1Q06 4686 0.0523 2Q06 5050 0.0551 3Q06 4945 0.0564 4Q06 4386 0.0613 1Q07 4186 0.0621 2Q07 3882 0.062 Investment Securities 4Q05 0.146 1Q06 0.155 2Q06 0.158 3Q06 0.155 4Q06 0.138 1Q07 0.134 2Q07 0.124 Average Balances % of Average Earning Assets ($MM) Duration (yrs) 3.0 3.3 3.2 3.2 3.8 (23)% YOY

215 Available for Sale Securities Mix Mortgage Backed Agency Asset Backed Muni's Treasuries Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0.0374 6/30/06 0.3811 0.064 0.3861 0.1115 0.0037 0.0536 9/30/06 0.455 0.0718 0.3025 0.1274 0.0042 0.0432 12/31/06 0.429 0.034 0.362 0.136 0.001 0.038 6/30/2007 0.494 0.039 0.25 0.176 0 0.041 12/31/04 $4.2 B 2.8 Years 31% / 69% (1) 12/31/05 $4.5 B 2.8 Years 33% / 67% (1) 12/31/06 $4.4 B 3.2 Years 14% / 86% (1) (1) Variable rate / Fixed rate; ARMs > 1 year classified as fixed rate 6/30/07 $3.9 B 3.8 Years 9% / 91% (1)

217 Loans and Leases

219 Loan/Lease and Earnings Asset Trends

221 Loans and Leases by Business Segment (1)

223 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 ($B) Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Middle-market C&I $ 6.0 23% $ 5.1 21% $ 4.7 19% $ 4.4 20% $ 4.8 22% Middle-market CRE 4.0 15 3.5 14 3.5 14 3.2 14 2.9 13 Small business C&I & CRE 2.4 9 2.2 9 2.1 9 1.9 8 1.7 8 Total commercial 12.4 47 10.8 44 10.3 43 9.5 42 9.3 43 Auto loans (1) 2.1 8 2.0 8 1.9 8 3.0 13 3.0 14 Auto direct fin. leases 1.8 7 2.3 9 2.4 10 1.9 9 0.9 4 Home equity 4.9 19 4.8 19 4.6 19 3.7 17 3.2 15 Residential real estate 4.5 17 4.2 17 3.8 16 2.5 11 1.7 8 Other consumer 0.4 2 0.4 1 0.5 2 0.4 2 0.4 2 Total consumer 13.8 53 13.6 55 13.3 55 11.6 52 9.3 42 Total loans & leases 26.2 100 24.5 99 23.6 98 21.1 94 18.6 85 Auto operating leases -- -- 0.2 1 0.6 2 1.3 6 2.2 10 Auto loans securitized (1) -- -- -- -- -- -- 0.0 -- 1.1 5 Total credit exp. $26.2 100% $24.7 100% $24.1 100% $22.4 100% $21.9 100% Total auto exposure (2) $3.9 15% $4.5 18% $ 5.0 21% $ 6.2 28% $7.2 33% (1) Reflects 7/1/03 adoption of FIN 46; $1.0 billion of securitized auto loans added back to balance sheet in 3Q03 (2) As % of total loans and leases+auto operating leases+auto loans securitized Credit Exposure Composition

225 Commercial Loans (1) Middle-market C&I Middle-market CRE Small Business C&I/CRE 1Q04 4.44 3.149 1.974 2Q04 4.555 3.191 2.018 3Q04 4.298 3.427 2.081 4Q04 4.503 3.429 2.136 1Q05 4.71 3.525 2.183 2Q05 4.901 3.583 2.23 3Q05 4.708 3.642 2.251 4Q05 4.95 3.6 2.23 1Q06 5.174 3.921 2.035 2Q06 5.512 4.093 2.351 3Q06 5.651 3.975 2.413 4Q06 5.882 4.01 2.421 1Q07 6.07 3.923 2.466 2Q07 6.209 4.11 2.499 ($B) (1) Quarterly averages (2) Annualized 13% <1% 6% Year-over-Year % Change 9% 19% 5% Linked-quarter % Change (2)

227 Total Commercial Loans by Business Segment (1) (Includes MM C&I, MM CRE and Small Business C&I and CRE)

229 Middle-market Loans 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 3427 3429 3525 3583 3642 3598 3921 4093 3975 4009 3923 4110 Middle-market CRE (Average $MM) 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 4298 4503 4710 4901 4708 4946 5174 5512 5651 5882 6070 6209 Middle-market C&I (Average $MM) +13% YOY <1% YOY

231 Shared National Credits Commitments Outstandings 1Q01 2.86 1.17 2Q01 3.18 1.467 3Q01 3.22 1.462 4Q01 2.99 1.093 1Q02 2.6 0.993 2Q02 2.58 0.998 3Q02 2.65 1.038 4Q02 2.66 1.009 1Q03 2.49 1.01 2Q03 2.37 0.838 3Q03 2.299 0.807 4Q03 2.175 0.716 1Q04 2.106 0.71 2Q04 2.104 0.725 3Q04 2.077 0.667 4Q04 2 0.664 1Q05 2.032 0.662 2Q05 1.982 0.677 3Q05 1.94 0.7 4Q05 1.978 0.783 1Q06 2 0.8 2Q06 2 0.8 3Q06 2.017 0.89 4Q06 1.98 0.78 1Q07 2.001 0.8 2Q07 2.001 0.9 ($B)

233 Total Consumer Loans by Business Segment (1) (Includes residential mortgages, home equity loans, auto loans/leases & other consumer)

235 Auto Loans & Leases (1) Auto Direct Finance Leases Auto Operating Leases 3Q02 0.461 2.597 4Q02 0.759 2.328 1Q03 1.006 2.076 2Q03 1.306 1.802 3Q03 1.59 1.565 4Q03 1.802 1.355 1Q04 1.99 1.17 2Q04 2.139 0.97 3Q04 2.25 0.79 4Q04 2.388 0.64 1Q05 2.461 0.51 2Q05 2.468 0.39 3Q05 2.424 0.29 4Q05 2.34 0.22 1Q06 2.221 0.16 2Q06 2.1 0.11 3Q06 1.976 0.07 4Q06 1.838 0.04 1Q07 1.698 0.023 2Q07 1.551 Auto loans Securitized loans 2Q02 3Q02 2.764 1.15 4Q02 2.94 1.12 1Q03 3.079 1.09 2Q03 2.83 1.08 3Q03 3.594 0.05 4Q03 3.529 0.04 1Q04 3.041 0.03 2Q04 2.337 3Q04 1.857 4Q04 1.913 1Q05 2.008 2Q05 2.069 3Q05 2.078 4Q05 2.02 1Q06 1.99 2Q06 2.04 3Q06 2.079 4Q06 2.111 1Q07 2.215 12Q07 2.322 ($B) ($B) (1) Quarterly averages Auto Loans Auto Direct Financing Leases +14% YOY (26)% YOY

237 Indirect Auto Lending Current portfolio (1) - $3.9 Billion Highly competitive with relatively low barriers to entry Huntington differentiates itself by: Consistency of strategy and commitment to service Commitment to service quality for the full dealer relationship Fully automated origination and booking system Robust data modeling capabilities (1) 2Q07 average balances; Includes retail automobile loans and leases

239 Indirect Auto Loan Production ($MM) 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Auto Loans Production $306 $367 $356 $469 $301 $416 $467 $458 $379 $447 $502 % new vehicles 44% 48% 57% 65% 53% 47% 49% 50% 48% 47% 49% Avg. LTV 92% 93% 92% 88% 92% 94% 96% 96% 96% 97% 98% Auto Direct Finance Leases Production $270 $191 $158 $119 $95 $74 $109 $92 $70 $68 $90 % new vehicles 99% 99% 98% 99% 99% 97% 97% 96% 97% 97% 96% Avg. residual 44% 43% 42% 40% 43% 42% 41% 41% 42% 42% 45% Avg. LTV 101% 103% 103% 103% 103% 103% 101% 101% 102% 101% 96%

241 Non-auto Consumer Loans (1) Home Equity Loans/Lines Residential Mortgages Other 1Q04 3.833 2.674 0.402 2Q04 4.145 2.986 0.397 3Q04 4.408 3.484 0.39 4Q04 4.585 3.695 0.383 1Q05 4.676 3.919 0.374 2Q05 4.75 4.08 0.377 3Q05 4.801 4.157 0.387 4Q05 4.781 4.17 0.393 1Q06 4.833 4.31 0.447 2Q06 5.029 4.63 0.448 3Q06 5.041 4.748 0.43 4Q06 4.973 4.635 0.43 1Q07 4.913 4.496 0.422 12Q07 4.973 4.351 0.424 ($B) (1) Quarterly averages (2) Annualized (1)% (6)% (5)% Year-over-Year % Change 5% (13)% 2% Linked-quarter % Change (2)

243 Residential Real Estate Loans 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 3194 3313 3448 3640 3833 4145 4408 4585 4676 4750 4801 4781 4833 5029 5041 4973 4913 4973 Home Equity Loans/Lines (Average $MM) (5) Quarterly Growth Rate - Annualized % 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 1819 1870 2075 2501 2674 2986 3484 3695 3919 4080 4157 4165 4306 4629 4748 4635 4496 4351 Residential Mortgages (Average $MM) (12) Quarterly Growth Rate - Annualized % 5 (13) (1)% YOY (6)% YOY 16 30 1 10 (5) (10)

245 Home Equity Production ($MM) 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Loans (1) Production $74 $88 $148 $125 $140 $154 $186 $164 $114 $211 $227 Avg. LTV 63% 61% 60% 60% 58% 59% 64% 65% 68% 66% 67% Lines (2) Production $472 $406 $467 $422 $337 $329 $435 $321 $254 $351 $365 Avg. LTV 81% 80% 79% 79% 78% 75% 75% 75% 76% 75% 76% (1) Primarily fixed rate (2) Primarily variable rate

247 Retail Broker 3/05 3781 1033 4/05 3754 1119 5/05 3770 1116 6/05 3803 1114 7/05 3814 1108 8/05 3820 1099 9/05 3825 1092 10/05 3821 1082 11/05 3816 1067 12/05 3824 1046 1/06 3828 1033 2/06 3831 1016 3/06 3828 994 4/06 4241 981 5/06 4245 962 6/06 4255 949 7/06 4264 934 8/06 4257 918 9/06 4235 920 10/06 4215 900 11/06 4195 882 12/06 4177 867 1/07 4166 854 2/07 4183 832 3/07 4215 807 4/07 4269 801 5/07 4318 782 6/07 4363 763 ($MM) (1) Period end (2) Includes Unizan Broker Retail (2) Home Equity Loans & Lines by Channel (1)

249 Other Consumer Current portfolio (1) - $0.4 billion 96% collateralized autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type (1) 2Q07 average balances

251 Deposits and Other Funding

253 Deposit Trends

255 Total Deposits Demand, Savings & Other Core CDs Non-core 1Q03 12.008 3.415 1.986 2Q03 12.623 3.245 2.028 3Q03 13.24 2.97 2.351 4Q03 13.052 2.84 2.853 1Q04 13.08 2.664 2.979 2Q04 13.83 2.669 2.805 3Q04 14.096 2.691 2.84 4Q04 14.454 2.733 3.124 1Q05 14.556 2.809 4.098 2Q05 14.258 3.067 4.584 3Q05 14.04 3.557 4.619 4Q05 13.92 3.891 4.627 1Q06 14.09 4.389 4.546 2Q06 14.48 5.083 4.823 3Q06 14.29 5.334 4.969 4Q06 14.196 5.38 5.132 1Q07 14.195 5.455 4.801 2Q07 14.324 5.591 4.358 ($B) (1) Quarterly averages Year-over-Year % Change (1)% 10% (10)%

257 Deposits by Business Segment (1)

259 Core Deposit Trends

261 Core Deposits 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 3276 3401 3314 3352 3406 3444 3436 3594 3509 3580 3530 3591 Non-interest Bearing 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 HBAN 13511 13786 14051 13974 14191 14371 15046 15967 16115 15996 16120 16324 Other Core Deposits (Average $MM) (Average $MM) (--)% YOY +2% YOY

263 Core Deposits by Business Segment (1)

265 Commercial Core Deposits by Business Segment (1)

267 Consumer Core Deposits by Business Segment (1)

269 Other Funding - 6/30/07 Non-core Deposits - $4.6 B 0.37 S-T Borrowings - 2.9 B 0.23 FHLB Advances - $1.4 B 0.12 Other L-T Debt - $2.0 B 0.16 Subordinated Notes - $1.5 B 0.12 $12.3 Billion

271 Capital

273 Capital ($B) 2Q07 1Q07 4Q06 3Q06 2Q06 Total risk-weighted assets $32.1 $31.5 $31.2 $31.3 $31.6 Tier 1 leverage 9.07% 8.24% 8.00% 7.99% 7.62% Tier 1 risk-based capital 9.74 8.98 8.93 8.95 8.45 Total risk-based capital 13.49 12.82 12.79 12.81 12.29 Tangible equity/assets 6.82 7.06 6.87 7.13 6.46 Tangible equity/risk wghtd assets 7.60 7.70 7.65 7.97 7.29 Double leverage (2) 92 93 92 96 95 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity

275 Capital Trends Shareholders' Equity (1) Key Equity Ratios (2) (1) Quarterly averages (2) End of period Total Risk-based Capital Tier I Risk-based Capital Tang. Equity / Risk Weighted Assets Tang. Equity / Assets 3Q02 0.1178 0.0881 0.0764 4Q02 0.1125 0.0834 0.0722 1Q03 0.1104 0.0816 0.07 2Q03 0.1111 0.0832 0.0723 0.0706 3Q03 0.1119 0.084 0.0724 0.0677 4Q03 0.1195 0.0853 0.0731 0.0679 1Q04 0.1213 0.0874 0.076 0.0697 2Q04 0.1256 0.0898 0.0764 0.0695 3Q04 0.1253 0.091 0.0783 0.0711 4Q04 0.1248 0.0908 0.0786 0.0718 1Q05 0.1233 0.0904 0.0784 0.0742 2Q05 0.1239 0.0918 0.0805 0.0736 3Q05 0.127 0.0942 0.0819 0.0739 4Q05 0.1242 0.0913 0.0791 0.0719 1Q06 0.1291 0.0894 0.078 0.0697 2Q06 0.1229 0.0845 0.0729 0.0646 3Q06 0.1281 0.0895 0.0797 0.0713 4Q06 0.1279 0.0893 0.0765 0.0687 1Q07 0.1282 0.0898 0.077 0.0706 2Q07 0.1349 0.0974 0.076 0.0682 Shareholders' Equity 3Q02 2.214 4Q02 2.163 1Q03 2.166 2Q03 2.151 3Q03 2.239 4Q03 2.228 1Q04 2.278 2Q04 2.323 3Q04 2.412 4Q04 2.481 1Q05 2.527 2Q05 2.619 3Q05 2.611 4Q05 2.57 1Q06 2.73 2Q06 2.995 3Q06 2.97 4Q06 3.084 1Q07 3.014 2Q07 3.043 ($B) (Average $B) +2% YOY

277 Regulatory Capital Trends (1) LLR/NPL ratio 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Total risk-based 0.1246 0.1178 0.1122 0.11 0.1111 0.1119 0.1195 0.1238 0.1256 0.1253 0.1248 0.1233 0.1239 0.127 0.1242 0.1291 0.1229 0.1281 0.1279 0.1282 0.1349 Tier 1 risk-based 0.0942 0.0882 0.0832 0.0813 0.0832 0.084 0.0853 0.0874 0.0898 0.091 0.0908 0.0904 0.0918 0.0942 0.0913 0.0894 0.0845 0.0895 0.0893 0.0898 0.0974 End of period Huntington Bancshares Incorporated

279 Share Repurchases Authorization Repurchased Cumulative Date Shares Quarter Shares Value Shares Value 2/2002 22.0 MM 19.4 MM $374 MM 19.4 MM $374 MM 1/2003 8.0 4.1 77 23.5 451 4/2004 7.5 4.4 109 27.9 560 1Q05 -- 2Q05 1.8 3Q05 2.6 10/2005 15.0 10.0 236 37.9 796 4Q05 5.2 1Q06 4.8 4/2006 15.0 11.2 265 49.1 1,061 2Q06 8.1 Includes 6.0 MM accelerated shares repurchased on 5/24/06 3Q06 -- 4Q06 3.1 1Q07 -- 2Q07 --

281 Current Ratings Senior Subordinated Com'l Paper / Notes Notes Short-term Outlook Huntington Bancshares Moody's 2/8/05 A3 Baa1 P-2 Stable S&P 4/6/05 BBB+ BBB A-2 Stable Fitch 10/3/05 A A- F1 Stable The Huntington National Bank Moody's 2/8/05 A2 A3 P-1 Stable S&P 4/6/05 A- BBB+ A-2 Stable Fitch 10/3/05 A A- F1 Stable

283 Credit Quality

285 Non-performing Asset Flow Analysis Period End $(MM) 2Q07 1Q07 4Q06 3Q06 2Q06 NPA beginning of period $206.7 $193.6 $171.2 $171.1 $154.9 New 112.3 51.6 60.3 55.5 52.5 Acquired -- -- -- -- -- Return to accruing status (4.7) (6.2) (5.7) (11.9) (12.1) Loan and lease losses (27.1) (9.1) (11.9) (14.1) (6.8) Payments (19.7) (18.1) (16.7) (16.7) (12.9) Sales (6.4) (5.2) (3.6) (12.6) (4.5) NPA end of period $261.2 $206.7 $193.6 $171.2 $171.1

287 Middle market C&I 20 - 30 bp Middle market CRE 15 - 25 bp Small business C&I / CRE 50 - 60 bp Auto loans 65 - 75 bp Auto direct finance leases 50 - 60 bp Home equity loans/lines 40 - 50 bp Residential loans 15 +/- bp Total portfolio (1) 35 - 45 bp Long-term Net Charge-off Targets (1) Established 4Q04

289 Allowances for Credit Losses Methodology Methodology Allowance for loan and lease loses (ALLL) has two components: Transaction reserve which includes: An estimate of loss based on characteristics of each commercial and consumer loan, lease, or loan commitment, and An estimate of loss based on a review of each impaired loan >$500,000 Economic reserve - quantitatively reflects expected changes in credit losses due to changes in economic environment and is determined based on a variety of economic factors and indices correlated to the historic performance of the loan portfolio Current economic factors and indices Real Consumer Spending Consumer Confidence ISM Manufacturing Index Non-Agriculture Job Creation in our core states (OH, MI, WV and IN) Allowance for unfunded loan commitments and letters of credit (AULC) Reported as a liability Determined using the same ALLL transactions and economic reserve methodology AULC is reduced and the ALLL is increased as loans are funded Allowances for credit losses (ACL) Sum of ALLL and AULC with both available to absorb credit losses

291 Allowance for Loan & Lease Losses (ALLL) Reconciliation of Change in ALLL ($MM) 2Q07 1Q07 4Q06 ALLL beginning of period $283.0 $272.1 $280.2 Transaction reserve increase (decrease) Commercial loans 20.6 8.2 (3.0) Consumer loans (1.1) 1.2 (0.7) Total transaction reserve 19.5 9.4 (3.7) Economic reserve increase (decrease) 5.0 1.5 (4.4) ALLL ending of period $307.5 $283.0 $272.1

293 Allowance for Credit Losses (ACL) Reconciliation of Change in Provision for Credit Losses ($MM) 2Q07 1Q07 Change B(W) Gross charge-offs $44.2 $27.8 $ (16.4) Recoveries (9.7) (9.7) (-.-) Net charge-offs 34.5 18.1 (16.4) Transaction reserve increase (decrease) 19.5 9.4 (10.1) Economic reserve increase (decrease) 5.0 1.5 (3.5) Loan and lease loss provision 59.0 29.0 (30.0) AULC provision 1.1 0.4 (0.7) Total provision for credit losses $60.1 $29.4 $(30.7)

295 Lines of Business

297 Regional Banking 0.833 Dealer sales 0.002 PFG 0.045 Treasury / Other 0.12 Regional Banking $20.5 B 83% Dealer Sales $0.1 B <1% PF & CMG $1.1 B 5% Total Deposits $24.6 B Regional Banking 0.744 Dealer sales 0.184 PFG 0.072 Treasuy / Other 0 Total Credit Exposure $26.8 B Regional Banking $19.9 B 74% Dealer Sales $4.9 B 19% PF & CMG $1.9 B 7% Treasury / Other $3.0 B 12% Line of Business Assets & Deposits - 6/30/07

299 Line of Business Earnings Contribution - 2Q07 ($MM) 2Q07 Pct 2Q06 Amt Chg Amt Regional Banking $ 57.8 (31)% $83.3 Dealer Sales 15.9 (16) 18.9 Private Financial and Capital Markets Group 11.8 5 11.2 Treasury/Other (4.9) nm (1.8) Total $80.5 (28)% $111.6 Regional Banking 0.72 Dealer Sales 0.2 Pvt Finl & Cap Mkts 0.14 Treasury/Other -0.06

301 Regional Banking

303 Regional Banking - Operating Income Consumer Banking 42 Commercial Banking 36 Business Banking 21 Mortgage 1 2007 - June YTD C. Ohio 30 N. Ohio 18 S. Ohio 11 E. Ohio 6 W. Virginia 8 Indiana 5 E. Michigan 9 W. Michigan 13 Commercial Banking 36% Consumer Banking 42% Mortgage 1% Business Banking 21% C. Ohio 30% N. Ohio 18% S. Ohio 11% E. Ohio 6% W. Virginia 8% Indiana 5% E. Michigan 9% W. Michigan 13%

305 W. Michigan E. Michigan NW Ohio Indiana Jim Dunlap SW Ohio/KY West Virginia Ohio Valley Mike Prescott Cleveland Mahoning Valley Pittsburgh W. Pennsylvania Gary Small Central Ohio Mary Navarro Akron/Canton Regional Banking

307 Organization (1) Organization (1) (1) Post 7/1/07 close of Sky merger

309 Experience - Yrs Region Appointed Banking HBAN/SKYF Mary Navarro Jim Kunk Central Ohio 1Q94 26 26 Jim Dunlap West Michigan 3Q01 28 28 Rebecca Smith East Michigan 1Q07 31 1 Sharon Speyer Northwest Ohio 1Q01 19 15 Michael Prescott Southern Ohio / KY 2Q01 20 12 Michael Comer West Virginia 1Q04 26 4 Rick Hull Akron/Canton 1Q06 25 18 Mike Newbold Indiana Jason Zatta Ohio Valley 1Q06 20 20 Gary Small 1Q06 22 1+ Frank Hierro Mahoning Valley 1Q06 29 22 Jerry Kelsheimer Cleveland 1Q05 19 11 Vincent Locher Pittsburgh 3Q02 21 5 Stephen Sant W. Pennsylvania 1Q00 38 17 Regional Banking Presidents

311 Consumer Banking - What's Working "Simply the Best" service culture is working De novo office results are very good... performing better than expected on operating income New technology enhancement and expansion is improving sales & service execution Households are continuing to grow and product penetration is improving People continue to be focused and accountable for results Incentive plans aligned with financial results Training aligned with Retail Partners Commitment to coaching has improved sales execution June year-to-date sales increased16.3% in DDA and 7.4% in Consumer Loans vs 2006 Improvement in online banking penetration Launched on-line account opening process late in 4Q06 Expenses have been managed lower

313 Recent Service Ranking Small Business Banking Winner of three Greenwich excellence awards National award - Overall Customer Satisfaction National award - Branch Service Performance Midwest Regional award - Overall Customer Satisfaction Ranked above major competitors by Greenwich (1) in overall customer satisfaction... branch service... in-person solicitations... client loyalty... business internet Middle Market Banking "Above average" by Greenwich (2) in overall satisfaction... relationship manager performance... cross-sell solicitation... credit services performance... cash management products & services... internet & telephone service (1) June 2005 syndicated research study (2) June 2005 proprietary research study compared with normative averages from other surveys

315 Retail Banking Growth Office Results 26 offices opened since 12/31/04 20 de novo 6 relocations 88% of planned deposits achieved (de novo) 63% of planned loans achieved (de novo) 123% of planned operating income achieved (de novo) First 12-month performance $10 MM in average deposits $2.8 MM in average loans

317 Satisfaction is Good 2H99 1H00 2H00 1H01 2H01 1H02 1H03 2H05 HNB 0.63 0.66 0.64 0.67 0.66 0.73 0.77 0.8 Major Banks 0.68 0.66 0.69 0.68 0.72 0.67 0.71 0.73 Others 0.81 0.82 0.83 0.86 0.85 0.85 0.84 0.88 63% 80% (1) GfK NOP 2005 customer satisfaction study of consumer banking customers (Q) Overall, how satisfied are you with [Primary Bank]? Please use a scale of "1" to "10" where "1" means "extremely dissatisfied" and "10" means "extremely satisfied". Improved customer satisfaction (1) % Rating a 8, 9, or 10

319 In Fact...Best in Class (1) GfK NOP 2005 customer satisfaction study of consumer banking customers (Q) Overall, how satisfied are you with [Primary Bank]? Please use a scale of "1" to "10" where "1" means "extremely dissatisfied" and "10" means "extremely satisfied". Chase 0.68 Key Bank 0.69 Fifth Third 0.69 Charter One 0.72 US Bank 0.73 National City 0.75 Huntington 0.8 Best in class customer satisfaction (1) % Rating a 8, 9, or 10

321 Primary % Switching % Chase 0.11 0.11 Key Bank 0.03 0.04 Fifth Third 0.12 0.15 Charter One 0.06 0.04 US Bank 0.04 0.03 National City 0.12 0.12 Huntington 0.05 0.09 Retail Banking Improving reputation (1) (1) GfK NOP 2005 customer satisfaction study of consumer banking customers (Q) Primary = Which institution (bank, credit union, S&L, insurance co., brokerage firm) do you consider to be your main or primary financial institution? % = % that named this institution. Switching = If you had to change primary institutions, to which financial institution would you be most likely to move? % = % that named this institution. Switching preference share vs. primary share 0% +1% +3% (2)% (1)% 0% +4% Differential

323 Retail Banking 2Q05 2Q06 2Q07 1 0.25 0.23 0.212 2-3 0.41 0.395 0.394 4+ 0.341 0.375 0.395 Notable reduction in the percentage of single service Consumer Households over time (1) Periods prior to 2Q06 exclude Unizan # of Consumer Services (1)

325 Retail Banking 2Q05 2Q06 2Q07 1 0.419 0.406 0.376 2-3 0.441 0.443 0.457 4+ 0.14 0.151 0.167 Downward trend in the percentage of single service Business Relationships Improvement in the Business Relationships that hold four or more services (1) Periods prior to 2Q06 exclude Unizan # of Small Business Services (1)

327 Retail Banking 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 492.2 493.2 492.585 490.924 491.949 495.007 502.94 502.9 506.2 510.1 515.8 514.7 517.3 557.1 560.5 559.6 562.8 566.4 Consumer Households Small Business Relationships 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 46.7 46.9 46.374 46.614 47.728 48.984 50.1 50.874 51.9 53 53.8 54 54.8 60.1 60.3 60.5 61.1 62.4 (000) (000) 2% 4% + 9.3 + 2.4 Growing DDA relationships

329 Retail Banking 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1.71 1.85 2.02 2.23 2.2 2.17 2.34 2.77 2.7 2.86 2.71 2.93 2.81 2.83 2.75 2.98 2.79 2.83 Consumers (1) Small Business (1) (1) Total cross sells on new relationships at 90 days 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1.76 1.83 1.9 1.96 2.05 2.23 2.22 2.33 2.29 2.56 2.28 2.23 2.16 2.32 2.28 2.3 2.32 2.32 90-day cross sell (1) Periods prior to 2Q06 exclude Unizan

331 Regional Banking - Tactics "Simply the Best" Customer Experience People - Associates Hiring the right people, training, leadership accountability, new recognition for top Personal Bankers and Banking Office Managers People - Customers Voice of customer research, marketing online capability Process Improvement & Quality Product simplification, process improvement to make sales easier, continuous improvement in service Sales & Service Execution Prioritize and clarify expectations, hold associates accountable, shared goals, improve sales and service training including outbound calling and cross-sell and better aligned incentive plans that include more accountability with a service component

333 The General Manager Program Objective Retain the best banking office managers and accelerate business growth Qualifying Criteria 2 years at banking office manager position Balance scorecard approach and leadership What Changes Incentive pay based on office balance growth and year-over-year profit growth New title and more authority Bank and community leadership Executive education opportunities Requires HBAN stock ownership Our Commitment 3 year program Stay at the same office

335 Retail Banking The General Manager Program GM Other (1) # of offices 50 274 Avg. net oper. inc. (2) 2006 $2.3MM $1.7MM 2 Year CAGR 18.4% 16.6% Avg. balances (3) 2006 $39MM $28MM 2 Year CAGR 5.2% 3.1% (1) Excludes new offices + Unizan offices (2) Before provision expense (3) Consumer & business checking + loans

337 Regional Banking Loan Growth (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 2766 2809 2855 3085 3097 3184 3228 3291 3318 3674 3836 3714 3746 3647 3804 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 C&I 3420 3314 3331 3142 3280 3429 3630 3567 3673 3781 4098 4291 4464 4629 4773 Middle Market C&I Middle Market CRE ($MM) ($MM) Quarterly Growth Rates-Annualized Quarterly Growth Rates-Annualized 12% 17% 34% 17% (1) Quarterly averages; Includes Retail Banking, Small Business, Corporate Banking and Mortgage Banking 19% (13)% 16% 3% 15% (11)%

339 Regional Banking Loan Growth (1) 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 4358 4427 4474 4454 4503 4691 4694 4628 4575 4630 Home Equity Loans / Lines ($MM) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 2002 2160 2474 2961 3169 3372 3509 3574 3581 3708 4016 4111 3984 3846 3683 Residential Mortgages ($MM) Quarterly Growth Rates-Annualized Quarterly Growth Rates-Annualized 17% 33% 5% (17)% Quarterly averages; Includes Retail Banking, Small Business, Corporate Banking and Mortgage Banking Quarterly average reflects pro-rata impact of loan sales: 9/06-$144MM; 12/06-$103MM; 3/07-$110MM --% 9% (6)% (12)% (5)% (14)% (2) (2) (2)

341 Regional Banking Deposit Growth (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 15695 15560 16334 16714 17159 17546 17434 17716 18001 18676 19917 20058 20188 20221 20396 Total Deposits ($MM) Year-over-Year % Change 2% 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 11827 11832 12645 12929 13248 13399 13085 12927 12832 13002 13300 13121 13082 13097 13223 Total Deposits Xcld CDs Year-over-Year % Change (1)% ($MM) (1) Quarterly averages; Includes Retail Banking, Small Business, Corporate Banking and Mortgage Banking

343 Retail Banking (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 10933 10734 11029 11143 11312 11462 11554 11612 11691 12245 13133 12973 12934 12992 13096 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 4051 4270 4595 4866 5035 5038 5133 5173 5163 5502 5984 5998 5877 5737 5706 Total Loans Total Deposits ($MM) ($MM) Quarterly Growth Rates-Annualized (2)% 35% --% Year-over-Year % Change (1) Quarterly averages 1% (8)% (10)%

345 High Ranking of "huntington.com" 6/30/07 Active users 306,400 Retail household penetration 51% Monthly Activity New users 9,700+ Bills paid on-line 895,000+ 35% of active users 18% of retail household penetration Check/deposit images viewed 708,000+ Industry Leadership Keynote rankings - overall #6 Customer Respect Group - overall #8 - regional banks #5 - site usability #2

347 Launched competitive, high-rate online account with streamlined opening process in late December. Continued Online Investment 6/30/07 New Accounts 2,700 Average Balance $25,000 Offering additional online products later in Q3

349 Debit Card Usage and Trends 5/31/07 Consumer debit card penetration 75% Active users (1) 84% Average transactions per month 14 (1) 1+ signature transaction per month

351 Small Business Banking - What's Working Income growth Increased DDA households Strong commercial services fees and fee sharing Disciplined NIE spending patterns Enhanced regional delivery model Local decision-making and pricing flexibility SBA network of loan production offices BLC - Business Loan Center regional underwriting teams BRC - Business Resource Center dedicated answer-line for bankers Product and process management focus Strong core deposit product - Business Premier Checking Comprehensive cash management products and services OCP - On-site Check Processing services Business Economy "free" checking product enhancements Centralized pre-doc, doc prep and portfolio monitoring services Velocity System - integrated loan origination and underwriting Loan production and balance growth momentum

353 Small Business Banking - Strategy & Tactics Key strategic goals Increased DDA households and retention Improved business banker and office sales productivity and cross sell Increased treasury management products penetration Enhanced marketing plan and execution "Always On" continuous flow local advertising and direct mail programs Retention system that manages new customer contact stream Enhanced market intelligence systems and segmentation capabilities Sales tools and resource investments Business banker training academy and coaching program development Enhanced sales performance reporting system and dashboards Aligned productivity and revenue goals with incentive pay programs Business call center bankers and outbound calling programs Out of market SBA specialists and centralized underwriting Product and process enhancements Streamlined loan document preparation, underwriting and decision processes Competitive investment real estate pricing and promotion Simplified customer agreement for treasury management product set ups Business on-line payroll services offering

355 Small Business Banking (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1787 1861 1991 2047 2106 2005 2051 2152 2192 2145 2337 2432 2428 2367 2437 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1925 1973 2018 2081 2136 2183 2230 2251 2230 2035 2351 2413 2421 2466 2499 Total Loans Total Deposits ($MM) ($MM) Quarterly Growth Rates-Annualized 5% 4% Year-over-Year % Change (1) Quarterly averages 62% 1% 7% 11%

357 Mortgage Banking (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 9061 9442 9786 10332 10755 10980 11240 11456 11582 11714 12612 12818 12953 13092 13364 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1600 1737 2031 2488 2698 2860 2951 3000 3007 2998 3023 3101 3038 2951 2893 Total Loans (2) Servicing Portfolio (3) ($MM) ($MM) Quarterly Growth Rates-Annualized Quarterly Growth Rates-Annualized (8)% 8% 3% 31% (3) Total servicing portfolio including loans serviced for others; Periods prior to 2Q06 exclude Unizan (1) Quarterly averages (2) Unizan mortgage loans in Retail Banking 10% 7% (8)% 4% (11)% 4%

359 Commercial Banking - What's Working Relationship growth Growth of Ideal Huntington Customers New Customer relationships continue to grow Revenue growth Commercial loans and deposits Equipment leasing Service charge income Capital markets products Service initiatives Greenwich results and new survey Summer 2007 Process improvements underway will have positive service impacts Investment in business New leadership Process Improvement team Technology Training Risk management Maintaining credit discipline Managing non-credit risk

361 Momentum: Commercial Banking (1): 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 2809 2867 3094 3360 3567 3918 3639 3746 3927 4137 4270 4481 4645 4700 4678 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 6199 6144 6205 6242 6378 6721 6981 7002 7124 7485 7951 8008 8199 8284 8565 Total Loans Total Deposits ($MM) ($MM) Quarterly Growth Rates-Annualized 14% 24% 10% Year-over-Year % Change (1) Quarterly averages; 2Q06 impacted by Unizan merger 3% 10% 4%

363 Dealer Sales

365 Automobile Sales - # of Units 2000 2001 2002 2003 2004 2005 2006 YTD2Q07 YTD2Q06 New 17.3 17.1 16.8 16.6 16.9 16.9 16.6 8.2 8.4 Used - Franchised Dealers 16.2 15.9 16.5 16.2 16 16.5 14.3 6.5 7.1 17.3 - All time high 16.6 14.3 Source: CNW Marketing / Research 16.2 (MM) 8.2 6.5 8.4 7.1

367 Dealer Sales - A Significant Business A Huntington core business since the early 1950's Strong industry reputation Innovative Dependable 15% of total managed loans and operating leases (1) 500 associates 130 origination / sales 120 operations 40 customer service 210 collections 3,500 dealer relationships 15 states of origination 7 regional sales and underwriting centers (1) @ 6/30/07; excludes commercial floor plan loans

369 Dealer Sales Performance Consistent Returns and Profitability YTD ($MM) 2003 2004 2005 2006 2Q07 Operating earnings $61.8 $64.6 $66.3 $59.9 $27.2 ROE (1) 14.0% 15.8% 18.7% 22.9% 29.4% (1) Based on allocation of capital existing in that reported period; e.g. 2007 = 3.8%

371 Dealer Sales - Business Model Tenure of staff / local market knowledge Local market presence - sales and underwriting Provider of core products - loan, lease, floor plan Focus on cross selling ancillary products and services - treasury, cash management, investments "Simply the Best" customer service

373 Dealer Sales - "Ideal" Dealership Full Relationship 30%+ retail penetration Commercial lending Treasury management / merchant services PFG and/or Retail Banking relationship(s) -or- Retail Primary Relationship 60%+ retail penetration High book to approval ratio May/may not have other banking relationships

375 Dealer Sales - Geographic Profile Loan & Lease Production ($MM) YTD '07 (1) YTD '06 % Chg Ohio $426 32% $369 35% 15% Florida 212 16 233 22 (9) Indiana 135 10 95 9 42 Kentucky 119 9 118 11 52 Michigan 88 7 58 5 3 W.Virginia 68 5 66 6 3 $1,048 78% $939 88% 12 Tennessee 81 6 53 6 53 Arizona 56 4 17 2 nm Pennsylvania 51 4 22 2 nm Georgia 48 3 33 3 45 New Jersey 25 2 -- -- nm N. & S. Carolina 15 1 3 -- nm New York 14 1 -- -- nm Nevada 4 * -- -- nm Total $1,342 100% $1,067 100% 26% * = less than 1% Sales Offices / Underwriting Centers Sales Offices 7% 4% 10% 9% 6% 16% 4% 4% 1% <1% 5% 32% 2% 1% < 1% (1) YTD 2007 includes Huntington Plus production

377 2004 2005 2006 (2) HNB MARKETS GMAC 13.1% 10.7% 11.3 % Ford Motor Credit 9.0 8.6 10.0 Chrysler Financial 8.0 7.3 7.8 Total "Big 3" 30.1 26.6 29.1 American Honda 3.6 4.0 3.9 Toyota Financial 2.7 3.1 3.1 Nissan/ Infiniti 2.1 2.6 2.7 BMW North America 0.9 0.9 1.1 Volkswagen Credit 0.7 0.9 1.0 Sub-total imports 10.0 11.5 11.8 Total captives 40.1% 38.1% 40.9 % Huntington 2.6% 2.1% 2.2% (1) Source: AutoCount (2) Information as of 12/31/06 except for Indiana which is as of 6/30/06 Dealer Sales - Market Share vs. Captives (1)

379 Dealer Sales - Market Share in Major Markets (1) 2005 2006(1) 2007(2) Rank (2) KENTUCKY Huntington 6.2% 6.1% 6.5% #1 Chase 4.8 4.9 6.2 Fifth Third 8.3 5.3 6.1 BB&T 2.2 2.8 3.0 OHIO Chase 7.5 7.1 8.6 Huntington 3.9 4.5 5.6 #2 Fifth Third 6.3 3.9 4.2 U.S.Bank 2.7 2.8 3.5 WEST VIRGINIA BB&T 10.3 10.4 9.5 Huntington 6.8 6.2 7.1 #2 United Bank 5.8 5.3 6.6 Fifth Third 5.7 4.7 5.9 (1) Information for Indiana as of 6/30/06 Excluding captives and non-banks; source: AutoCount; Information as of 5/31/07, except for Kentucky, which is as of 3/31/07 and Michigan, which is as of 6/30/07; Information for Indiana is not available.

381 Dealer Sales - Market Share in Major Markets (1) 2005 2006(1) 2007(2) Rank (2) INDIANA Wells Fargo 2.6% 4.7 % Fifth Third 4.0 3.5 Chase 3.8 3.5 Huntington 2.2 3.0 N/A N/A HNB Central IN 3.2 4.3 MICHIGAN Chase 3.0 2.9 3.6 Fifth Third 5.3 3.1 3.4 Wells Fargo 1.5 2.1 1.5 Harris Bank 1.3 1.2 1.3 Huntington 1.3 1.3 1.3 #5 FLORIDA SunTrust 5.0 4.5 4.7 Sovereign -- 0.6 4.3 Bank of America 4.2 2.7 2.7 Chase 2.1 2.3 2.5 Huntington 1.2 1.3 1.4 #7 (1) Information for Indiana as of 6/30/06 (2) Excluding captives and non-banks; source: AutoCount; Information as of 5/31/07, except for Kentucky, which is as of 3/31/07 and Michigan, which is as of 6/30/07; Information for Indiana is not available.

383 Loan Production - Held vs. Sold Prime Prime Huntington Plus ($MM) Loans Loans Loans Auto Originated Sold (1) Originated & Sold (2) Exposure (3) 2002 $2,308 $-0- $-0- 33% 2003 2,757 2,093 -0- 28 2004 1,587 1,500 -0- 21 2005 1,503 414 -0- 18 2006 1,717 691 20 15 YTD 2Q07 950 253 235 15 $10,822 $4,951 $255 Sold with servicing retained by Huntington. All sales in 2005, 2006 and 2007 were under a flow sale arrangement which commenced 5/05 and ended 4/07. Sold with servicing released to purchaser. (3) Indirect auto loans and leases (including operating leases) as a % of total loans and leases

385 Dealer Sales - A Higher Return Mix Auto Loans (1) Sold Loans / Servicing Retained Auto Leases (2) Commercial Loans 4Q02 4069 0 3107 637 1Q03 4097 180 3101 708 2Q03 3757 688 3124 743 3Q03 3622 973 3155 690 4Q03 3566 1522 3158 751 1Q04 3079 1975 3154 845 2Q04 2349 2304 3116 891 3Q04 1853 2624 3041 800 4Q04 1909 2402 3026 823 1Q05 2008 2154 2990 941 2Q05 2069 1919 2877 959 3Q05 2061 1845 2628 690 4Q05 2016 1782 2553 755 1Q06 1968 1720 2380 849 2Q06 2042 1686 2200 872 3Q06 2077 1649 2044 793 4Q06 2109 1589 1878 837 1Q07 2214 1463 1721 868 2Q07 2321 1394 1560 875 Average Balances ($MM) $1,560 $2,321 $875 (1) Loans includes securitized loans (2) Leases includes direct financing and operating leases $1,394 20%+ ROE

387 Credit Quality - Net Charge-offs Loan-$ Loan-% Lease-$ Lease-% 1Q03 10623 0.0138 10939 0.0142 1Q04 13422 0.0177 8239 0.0104 1Q05 3216 0.0064 4938 0.0066 1Q06 2977 0.006 3542 0.006 1Q07 2833 0.0052 2000 0.0046 2Q03 7524 0.0106 10316 0.0133 2Q04 5604 0.0096 5844 0.0075 2Q05 1664 0.0032 2680 0.0037 2Q06 1172 0.0023 1537 0.0028 2Q07 1638 0.0028 2153 0.0055 3Q03 10773 0.012 8865 0.0112 3Q04 5142 0.0111 6203 0.0082 3Q05 3895 0.0075 3958 0.0058 3Q06 1759 0.0034 1879 0.0037 4Q03 11346 0.0129 8897 0.0113 4Q04 4406 0.0092 4152 0.0055 4Q05 3213 0.0064 3739 0.0059 4Q06 2432 0.0046 2600 0.0055 ($MM) Note: Lease includes direct financing leases and operating lease assets (1) 1Q04 included $4.7 MM one time cumulative adjustment for treatment of repossessed vehicle damage insurance claims; $3.8 MM in loans and $0.9 MM in leases (1)

389 Dealer Sales - Industry Issues Domestic captives use interest rate subvention programs reducing available bank share Domestic captives higher focus on leasing programs with aggressive residual setting Lengthening of financing terms and the effect on negative equity in existing vehicles Increased competition... technology accelerates entry speed / operating efficiencies

391 Dealer Sales - Priorities Maximize product profitability Maintain pricing discipline at the expense of market share Maintain credit quality Market expansion within core footprint and increased penetration of existing low/median market share competitors Selected market expansion outside of core footprint Increased penetration of Huntington products and services at "high market share" dealerships Leverage existing infrastructure and recent investment in technological capabilities Evaluate emerging workflow technology to determine viability

393 Private Financial and Capital Markets Group

395 PFCMG - Profile 6/30/07 Assets under custody $ 41.5 Billion Assets under management (1) 12.6 Trust assets (1) $ 54.1 Huntington Funds assets $ 4.1 Brokerage assets $ 6.1 Corporate trust debt under administration $ 27.8 Total deposits $ 1.1 Total loans $ 1.9 Total revenue - YTD (2) $140.6 Million (1) Includes Huntington Funds and Haberer (2) Prior to fee sharing revenues; excludes corporate equity investment gains/(losses)

397 PFCMG - Results 2007- YTD 2006 - YTD % Chg Total revenue (1) $140.6 MM $126.0 MM 12 % Assets under management (2) $ 12.6 B $ 12.0 B 5 Huntington Funds 4.1 3.7 13 Trust assets 54.1 49.2 10 Retail brokerage assets 6.1 5.2 17 Total deposits - avg. 1.1 1.1 -- Total loans - avg. 1.9 1.7 7 (1) Prior to fee sharing revenues; excludes corporate equity investment gains/(losses): 2007 YTD: ($6.2MM); 2006 YTD: $3.7MM (2) Includes Huntington Funds and Haberer

399 Private Financial - Business Overview Asset Management / Investment Advisory Assets ($B) 6/30/07 3/31/07 6/301/06 Mngd Total Mngd Total Mngd Total Personal trust $6.7 $10.8 $6.7 $10.9 $6.4 $10.2 Huntington Funds 4.1 4.1 4.1 4.1 3.7 3.7 Institutional trust 0.9 32.1 0.9 32.0 1.2 29.9 Corporate trust -- 6.3 -- 6.2 -- 4.7 Haberer 0.8 0.8 0.8 0.8 0.8 0.8 $12.6 $54.1 $12.6 $54.0 $12.0 $49.2

401 Private Financial - Business Overview ($MM) 2Q07 v 2Q07v Brokerage 2Q07 1Q07 2Q06 1Q07 (1) 2Q06 Mutual fund sales $ 78.8 $ 61.5 $ 50.1 28% 57 % Annuity sales 153.0 127.2 140.3 20 9 $231.8 $188.7 $190.4 23% 22 % Private Banking (2) Deposits $1,091 $1,094 $1,094 -- % -- % Loans $1,686 $1,622 $1,590 4% 6% (1) Linked quarter percentage growth is not annualized (2) Average balances; excludes certain trust loan & deposit settlement account balances and Capital Markets Group

403 PFCMG - Revenue Contribution (1) Trust 52.5 Private Banking 28.7 Investments 31.4 Capital Markets 20.7 Insurance 7.3 Trust / Asset Management $52.5 / 37% Private Banking $28.7 / 21% Investments $31.4 / 22% Capital Markets $20.7 / 15% Insurance $7.3 / 5% 2007 YTD ($MM) 1) Prior to fee sharing revenues; excludes corporate equity investment losses of $6.2MM

405 PFCMG - Formula For Winning Market Presence Unified Delivery Products & Services Service Plan Acquisition PFCMG Growth

407 PFCMG - Market Presence Growing "In Market"... Adding Growth Markets... Indianapolis Dayton St. Petersburg Orlando Palm Beach

409 PFCMG - Unique Delivery Business Line Investment Brokerage Insurance Services Retirement 401(k)/Invstmnt Management Personal Trust/Invstmnt Management Dealer Sales Regional Banking Private Bank Clients Unified Sales Force Huntington Investment Company model is used to deliver all PFCMG products when selling through the Bank portal

411 PFCMG - Expanding Distinctive Products/Services 2000 - Huntington Investment Advisor - Huntington Asset Management Account - Huntington Director - Huntington Access Annuity 2001 - Dividend Capture Fund - International Equity Fund - Mid Corp America Fund - New Economy Fund - Rotating Markets Fund 2002 - Huntington 401 (K) - Situs Fund - Huntington Director Outlook - Huntington Hartford Leaders Outlook - Haberer Registered Investment Advisor 2003 - Property and Casualty Insurance 2004 - Huntington All Star Select - Huntington Consulting Services - Macro 100 Fund 2005 - Options Return Portfolio 2006 - Portfolio Select - Unified Fund Services 2007 - Real Strategies Fund

413 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 483.7 431.3 454.1 432.2 468.9 476.8 521 543 554 565 598 604.5 610.2 630.5 642.4 654.2 759.6 770 802 810 803 PFCMG - Growing Through Acquisition ($MM) Assets Under Management 4 Year CAGR 14%

415 PFCMG - Fee Based Revenue (1) Revenue 2Q07 v ($MM) 2Q07 1Q07 2Q06 Trust fees $ 26.7 3% 18% Retail investment sales 13.0 15 23 Inst. investment sales (2) 0.6 12 nm Insurance revenue 3.4 (14) 21 Brokerage & insurance $ 17.0 8% 27% (1) Prior to revenue shared with Regional Banking and securities gains Includes fixed income commissions of $0.6 MM in 2Q07; recorded as other income in 2Q06 Trust Fees Retail Invst Sales Ins. Revenue 1Q04 16.3 11.7 2.936 2Q04 16.7 10 2.782 3Q04 17 9.4 2.648 4Q04 17.294 8.6 3.467 1Q05 18.2 9.5 2.729 2Q05 19.1 9.2 3.1 3Q05 19.7 9.3 3.4 4Q05 20.4 9 2.8 1Q06 21.2 10.8 2.7 2Q06 22.6 10.6 2.8 3Q06 22.4 9.7 3.9 4Q06 23.4 9.4 4.3 1Q07 25.8 11.3 3.9 2Q07 26.7 13 3.4 ($MM) Trends

417 PFCMG - Trust Income Growth (1) 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 14.3 15.2 15.5 15.2 15.5 16.3 15 15.3 14.9 15.6 15.4 15.8 16.3 16.7 17 17.3 18.2 19.1 19.7 20.4 21.2 22.6 22.4 23.4 25.8 26.7 ($MM) (1) Prior to revenue shared with Regional Banking and securities gains 5 Year CAGR 11%

419 PFCMG - Trust Asset Growth (1) 2000 2001 2002 2003 2004 2005 2006 1Q07 2Q07 Custody Assets 12.9 18 18.4 29.1 33.6 35.4 40.2 41.4 41.5 Managed Assets 9.3 9.7 8.5 8.9 9.8 10.8 12.2 12.6 12.6 ($B) 6 Year CAGR (2) 21% 5% End of Period Includes Haberer As of 12/31/2006

421 PFCMG (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 1128 1086 1064 1049 1111 1109 1150 1134 1161 1150 1144 1142 1169 1145 1139 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 Private Financial 1407 1427 1349 1399 1444 1496 1517 1554 1573 1573 1592 1629 1635 1624 1688 Capital Markets 134 138 137 149 150 152 156 153 165 184 205 223 199 Total Loans Total Deposits ($MM) ($MM) 8% Quarterly Growth Rates-Annualized 7% --% Year-over-Year % Change (1) Quarterly averages $1,887 $1,757 $1,813 13% 6% $1,840 $1,847 2%

423 Private Financial (1) 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 45.2 46.1 46.2 46.9 49.3 50.4 52.4 54 54.1 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 8.9 9.2 9.3 9.6 9.8 10 10.3 10.8 10.8 10.9 12 11.9 12.2 12.6 12.6 Assets Under Management Trust Assets (2) ($B) ($B) 5% 10% Year-over-Year % Change Year-over-Year % Change (2) Includes Haberer assets (1) Period end

425 ($MM) 2007 v 2007 YTD 2006 YTD 2006 Mutual fund & annuity sales $420.5 $376.4 12% Private Financial - Investment Sales Success Annualized 2005 Industry (1) 2Q07 2006 Top HBAN HBAN Average Quartile Sales penetration (2) 6.1% 5.0% 3.2% 3.9% Revenue penetration (3) $4,060 $3,402 $1,651 $2,271 Profit penetration (4) $1,420 $1,091 $ 429 $ 615 (1) Ken Kehrer & Associates survey (2) Sales (dollars invested) of mutual funds and annuities (annualized) divided by bank's retail deposits (3) Investment program revenue (annualized) per million of the bank's retail deposits (4) Contribution of investment program to pretax profit (annualized) per million of the bank's retail deposits. Contribution is the difference between program revenue and program expenses

427 Huntington Funds - 6/30/07 Lipper 3 Year rankings New Economy (trust class) Top 17% Situs Small Cap Fund (trust class) Top 7% Rotating Markets (trust class) Top 8% Mortgage Fund (trust class) Top 7% Morningstar overall "5 Star" rating Mortgage Fund (F/I) Situs Small Cap Fund (Equity) Morningstar "4 Star" rating International Equity Fund (Equity) New Economy Fund (Equity) Barron's 2006 Top 100 Fund Managers / Best in Class Randy Bateman - Situs fund

Mutual Fund Performance – Returns

(YOY % Change)	2Q06	3Q06	4Q06	1Q07	2Q07
S&P 500	**+9**	**+11**	**+16**	**+12**	**+21**
Dow Jones	**+11**	**+11**	**+19**	**+11**	**+20**
"5 Star" Rating [(1)]					
Situs Small Cap (Equity)	+16	+2	+11	+9	+19
Mortgage Fund (F/I)	+1	+5	+6	+7	+5
"4 Star" Rating [(1)]					
International Equity (Equity)	+27	+19	+27	+16	+26
New Economy (Equity)	+14	+4	+9	+6	+18
Other					
Rotating Markets (Equity)	+13	+13	+20	+12	+22
Dividend Capture (Equity)	+6	+11	+16	+12	+13
Income Equity (Equity)	+4	+9	+11	+9	+17
Growth (Equity)	+2	+5	+8	+6	+17
Mid Corp America (Equity)	+7	+3	+8	+8	+20

(1) At June 30, 2007

215

431 The Local Bank With National Resources